UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
_________________________________________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Axon Enterprise, Inc.
(Name of Registrant as Specified In Its Charter)
_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

A Letter from Axon CEO, Rick Smith
Fellow shareholders,
As I reflect on 2024, I’m reminded why our mission to protect life is both urgent and timeless.
Across the world, headlines remain heavy—marked by conflict, extremism, injustice, and violence that leave lasting impacts on communities everywhere. It would be easy to accept this as our inevitable future as global attention shifts toward economics and trade.
Yet, at Axon, we remain grounded in a different belief: that technology, built with humanity at its core, can forge a better future. We see this not only as our opportunity, but as our responsibility—our north star—guiding us as we boldly go. We are thinking bigger, challenging the status quo, and building for a future others may not yet imagine.
In 2024, we began to show what that world can look like—at scale.
A New Era in Public Safety Technology
Our vision of a world where bullets are obsolete, where communities are safer, and where the tools of empathy, transparency, and accountability take precedence over force is not a utopia but a possible reality. A new era in public safety is here—powered by artificial intelligence, real-time data, and expanded human reach.
TASER has evolved from a device into a platform—the global standard in de-escalation—gaining adoption and redefining what’s possible in the field. Now, inextricably linked with our VR training tools, this platform delivers a safer, more effective alternative to lethal force than ever before.
We continue to invest in this platform, focused on improving performance and ability to achieve a successful connection.
Alongside a suite of AI-powered adaptive training solutions designed to prepare officers for the most dynamic and high-
pressure scenarios, TASER and Axon VR training technology is changing the game.
Our cameras and sensors are now real-time intelligence tools—streaming live video, enabling two-way communication, and automating evidence workflows. Paired with Fusus, these devices plug into an expansive ecosystem of sensor data that enhances response times and decision-making. Adoption continues to accelerate—not only across law enforcement, but also in enterprise and commercial safety applications.
Axon is further harnessing the reach of this vast ecosystem of sensors with the power of AI—reducing administrative workloads, accelerating outcomes, and freeing critical resources. Draft One is now the fastest-adopted software solution in
Axon history, and we’re just getting started.
What comes next will drive us even further. We’ve introduced the AI Era Plan, a suite of tools we will release over the coming year to help agencies act faster, more effectively, and with greater precision. We are turning our body-worn cameras into intelligent virtual assistants—freeing officers from the administrative burdens that distract from their mission to protect and serve, and our roadmap continues to grow.
Further, robotics and drones are extending officers’ eyes and ears—providing critical context from a safe distance before action is taken.  With our acquisition of Dedrone and partnership with Skydio, our Drone as First Responder solution further enhances real-time operational efficiency and brings this once-futuristic technology to life. By sending a drone to the scene of a call before an officer arrives, we are enhancing safety, accelerating response, and giving agencies more options in critical moments.
Together, these tools are becoming mission critical at times that matter most. They signal a powerful shift from reactive tactics to proactive intelligence in the field. We are no longer just equipping first responders—we are advancing how they operate.
Results That Reflect Our Mission
Axon’s momentum isn’t just about innovation—it’s backed by strong execution. In 2024, we achieved record revenue of
$2.1 billion,  our third consecutive year of 30%+ revenue growth.

Our subscription-based model is deepening long-term visibility, strengthening our financial foundation, and fueling continued reinvestment in the business. We delivered net income of $377 million (18.1% margin) and Adjusted EBITDA of $521 million (25.0% margin). Our 2024 revenue and margin performance reflect achievement of previously stated
targets one full year ahead of our goal.
Looking ahead, we remain committed to delivering durable, profitable growth with a growing opportunity set ahead of us that is represented by a $129 billion total addressable market.
What’s Next
I believe this is just the beginning of the story we will write at Axon. Our vision extends far beyond the verticals and solutions we serve today. Public safety is undergoing a generational shift—Axon is leading the way.
We are investing more this year than ever before—and we’ll invest even more in the years ahead. Our team is growing, our global profile is stronger than ever, and we remain focused on deep alignment with our customers. It is our mission and theirs: to protect life.
To our employees, customers, and shareholders, thank you—for believing in our mission, for pushing us to innovate, and for holding us accountable to delivering real impact.
We’re not just building a business. We’re solving problems that matter.
Let’s keep moving forward, together.
The best is yet to come.
-Rick

BUSINESS HIGHLIGHTS
Axon Enterprise, Inc. (“Axon,” the “Company,” “we” or “us”) is a technology leader in global public safety. In 2022, we announced our moonshot goal to cut gun-related deaths between police and the public in the United States in half by 2033.
Axon is building the public safety operating system of the future by integrating a suite of hardware devices and cloud software solutions that not only supports modern policing but also cater to federal agencies, corrections, justice and enterprise-level security needs. Axon’s suite includes cloud-hosted digital evidence management solutions, productivity and real-time operations software, body cameras, in-car cameras, TASER energy devices, drone and robotic security, and training solutions.
Key Performance Highlights(1)
•Annual revenue surpassed $2 billion to mark our third consecutive year of 30%+ annual growth; reached annual revenue goal one year ahead of target
•Annual net income of $377 million supported Adjusted EBITDA of $521 million
•Acquired Fusus and Dedrone to support our customers' desire for integrated product platforms
•Surpassed 1 million software users of our digital evidence management system.
Revenue
Total company revenue of $2.1 billion in 2024 achieved through compound annual revenue growth of 34% from 2021.

TOTAL REVENUE
($ MILLIONS)
$866
$1,187
$1,561
$2,083
2021
2022
2023
2024

NET INCOME (LOSS)
($ MILLIONS)
$377
$147
$176
($56)
2021
2022
2023
2024

NET INCOME (LOSS)
MARGIN
(6.5)%
12.4%
11.3%
18.1%
2021
2022
2023
2024

Profitability Measures
Adjusted EBITDA margin of 25% reached previously communicated target one year ahead of plan; over 500 basis points of expansion over 2 years.

OPERATING CASH FLOW
($ MILLIONS)
$124
$235
$189
$408
2021
2022
2023
2024

ADJUSTED EBITDA
($ MILLIONS)
$183
$232
$331
$521
2021
2022
2023
2024

ADJUSTED EBITDA MARGIN
21.2%
19.5%
21.2%
25.0%
2021
2022
2023
2024

Total Shareholder Returns(2)(3)
AXON ranks above the 95th percentile among all S&P 500 companies for shareholder one-, three-, five- and 10-year returns.
(1)Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures; see “Reconciliation to Non-GAAP
Measures” for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.
(2)Represents stock price performance through December 31, 2024.
(3)See “Executive Compensation—Compensation Discussion and Analysis— Peer Comparator Group” for compensation peer group.

CORPORATE GOVERNANCE HIGHLIGHTS

Board	Governance Oversight	Shareholder Rights & Engagement

•Independent board leadership
•Majority independent board
•Directors with a wide range of
expertise and multi-faceted
backgrounds
•Regular board refreshment—three
new directors added since 2023
•Average director age: 58
•Average director tenure: 10 years
•One share, one vote equity structure •Annual director elections •Majority vote standard •Public board service limits •Director tenure and term limits
•Ability for shareholders to call a
special meeting
•Ability for shareholders to act by
written consent
•Regular shareholder engagement
with our investors to understand
their views and seek feedback
•“Proxy access” bylaw provision

Governance Structures Unique to Axon’s Business

Standing Board Committees	Advisory Boards

•Audit Committee
•Compensation Committee
•Nominating and Corporate Governance Committee,
including oversight of Environmental, Social and
Governance (“ESG”) and sustainability-related risks
•Enterprise Risk and Compliance Committee, including
oversight of cybersecurity risk in consultation with our
Audit Committee
•Mergers and Acquisitions and Capital Structure
Committee

•Ethics & Equity Advisory Council (“EEAC”)
composed of community leaders and community-
focused academics, provides our Board with insight
into the responsible development and deployment of
new technology — including artificial intelligence —
in both public safety and community contexts. The
EEAC assists with gap analyses and helps us develop
toolkits, training, and product review processes to
support ethical product design
•Scientific and Medical Advisory Board composed of
experts from several fields who help to ensure our
Board is aware of evolving technology, practices and
regulations material to our TASER devices so that the
Board can appropriately oversee Axon’s strategy

AXON ENTERPRISE, INC.
17800 North 85th Street
Scottsdale, Arizona 85255
_____________________________________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 29, 2025
_____________________________________________________
To our Shareholders:
The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Axon Enterprise, Inc. (the “Company” or “Axon”)
will be held at 1:00 p.m. Pacific time on Thursday, May 29, 2025. The Annual Meeting will be a completely virtual meeting of shareholders. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/AXON2025. You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on your voting instruction card or form or other instructions that accompanied your proxy statement. The Annual Meeting will be held for the following purposes:
1.Election of the directors of the Company named in the proxy statement;
2.Advisory vote to approve the compensation of the Company’s named executive officers; and
3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
Only shareholders of record of the Company’s common stock at the close of business on March 31, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Only shareholders with a valid
16-digit control number will be able to attend the Annual Meeting and vote, ask questions, and access the list of shareholders as of the close of business on the record date for the Annual Meeting.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Annual Meeting and Voting” in the proxy statement and the instructions on your proxy card or the voting instruction card or form you receive from your broker, bank or other intermediary. Please note that, if you hold shares in different accounts, it is important that you vote the shares represented by each account.

If you have any questions concerning the proxy statement or the proposals, would like additional copies of the proxy statement or need help voting your shares of Axon, please contact Axon’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Shareholders Call Toll Free: (877) 750-8129
International Callers: +1 (412) 232-3651
Brokers and Banks Call: (212) 750-5833

By Order of the Board of Directors,

/s/ ISAIAH FIELDS
Isaiah Fields
Corporate Secretary
Scottsdale, Arizona
April 16, 2025
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
PLEASE VOTE ON THE INTERNET, BY TELEPHONE, OR MARK, SIGN, DATE AND PROMPTLY RETURN
YOUR PROXY OR VOTING INSTRUCTION CARD OR FORM IN THE ENCLOSED ENVELOPE.

Axon Enterprise, Inc. | 2025 Proxy Statement | 1

AXON ENTERPRISE, INC.
17800 North 85th Street
Scottsdale, Arizona 85255
_________________________________________________________
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF SHAREHOLDERS
_________________________________________________________
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why am I receiving these proxy materials?
The Board of Directors (the “Board” or “Board of Directors”) of Axon Enterprise, Inc. (the “Company” or “Axon”) has
made these proxy materials available to you on the Internet or has delivered printed copies of these proxy materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at the 2025 Annual Meeting of
Shareholders (the “Annual Meeting”), which will take place virtually at 1:00 p.m. Pacific time on Thursday, May 29, 2025.
You will be able to attend the Annual Meeting, vote your shares electronically, access the list of shareholders as of the close of business on March 31, 2025 (the “Record Date”), and submit your questions during the live webcast by visiting
www.virtualshareholdermeeting.com/AXON2025. You will need to have your 16-digit control number included on your
Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card, or on your voting instruction card or form or other instructions that accompanied your proxy statement (“Voting Instruction Card”). We recommend logging into the Annual Meeting prior to the start time. This proxy statement describes the matters on which you, as a shareholder, are entitled to vote. It also gives you information on these matters so that you can make an informed decision. This proxy statement is first being made available or sent to shareholders on or about April 16, 2025.
What is included in these materials?
These materials include:

☐	This proxy statement for the Annual Meeting; and
☐	The Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”).
If you received printed copies of the proxy materials by mail, the proxy materials also include the proxy card or Voting
Instruction Card for the Annual Meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of these proxy materials instead of a printed copy of these proxy materials?
In accordance with the rules of the Securities and Exchange Commission (“SEC”), instead of mailing printed copies of the proxy materials to all of our shareholders, we have elected to furnish such materials to shareholders by providing access to these documents over the Internet. Accordingly, on April 16, 2025, we sent the Notice to shareholders of record and beneficial owners of shares of our common stock as of the Record Date. Shareholders have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed or electronic copy of the proxy materials by following the directions found in the Notice. The Company encourages you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the cost and environmental impact of the Annual Meeting.
Axon Enterprise, Inc. | 2025 Proxy Statement | 2

How can I get electronic access to the proxy materials?
The Notice provides you with instructions regarding how to: (1) view our proxy materials for the Annual Meeting on the
Internet; (2) vote your shares after you have viewed our proxy materials; (3) request a printed or electronic copy of the proxy materials; and (4) instruct us to send our future proxy materials to you electronically via email. Copies of the proxy materials are also available for viewing on the investor relations page of the Company’s website at http://
investor.axon.com.
What proposals will be voted on at the Annual Meeting and how does the Board of Directors recommend I vote?
Shareholders will vote on the following items at the Annual Meeting:

Proposal	Description	Board Recommendation
No. 1	Election of the directors of the Company named in this proxy statement	FOR (all nominees)
No. 2	Advisory vote to approve the compensation of the Company’s named executive officers	FOR

No. 3	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025	FOR

Shareholders will also vote on the transaction of any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. To the maximum extent allowed by the SEC’s proxy rules, the proxy holders will vote your shares on such other matters as they determine in their discretion.
Where are the Company’s principal executive offices located and what is the Company’s main telephone number?
The Company’s principal executive offices are located at 17800 North 85th Street, Scottsdale, Arizona 85255. The
Company’s main telephone number is (480) 991-0797.
Who may vote at the Annual Meeting?
As of the Record Date, there were 77,848,148 shares of the Company’s common stock outstanding. Each share of common stock entitles the holder to one vote on each matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. The holders of a majority of the voting power of all shares entitled to vote, present in person (virtually) or represented by proxy, will constitute a quorum for the transaction of business at the Annual
Meeting. Shareholders are not entitled to cumulative voting in the election of directors. Only shareholders as of the close of business on the Record Date are entitled to receive notice of, to attend, and to vote at the Annual Meeting.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record
If your shares are registered directly in your name with the Company’s transfer agent, Broadridge Corporate Issuer
Solutions, Inc., you are considered the shareholder of record with respect to those shares, and the Notice or printed copies of the proxy materials were sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a printed proxy card.
Beneficial Owner of Shares Held in Street Name
If your shares are held in an account at a broker, bank or other intermediary, then you are the beneficial owner of shares held in “street name,” and the Notice or printed copies of the proxy materials were forwarded to you by that organization.
The organization holding your account is considered the shareholder of record for purposes of voting at the Annual
Meeting. As a beneficial owner, you have the right to direct that organization how to vote the shares held in your account.
If you request printed copies of the proxy materials by mail, you will also receive a printed Voting Instruction Card.
Axon Enterprise, Inc. | 2025 Proxy Statement | 3

If I am a shareholder of record of the Company’s shares, how do I vote?
There are multiple ways to vote:
:           Via the Internet. If you received a Notice, you may vote via the Internet:
Before the Meeting: until 11:59 p.m. Eastern time on May 28, 2025, visit www.proxyvote.com and enter the control number found in the Notice.
During the Meeting: visit www.virtualshareholdermeeting.com/AXON2025 and enter the control number found in the Notice.
(         By telephone. If you received or requested printed copies of the proxy materials by mail, until 11:59 p.m.
Eastern time on May 28, 2025, you may vote by calling the toll-free number found on the proxy card.
,       By mail. If you received or requested printed copies of the proxy materials by mail, you may vote by filling out the proxy card and returning it in the envelope provided.
If I am a beneficial owner of shares held in street name, how do I vote?
Your broker or bank will send you instructions on how to vote. There are multiple ways to vote:
:           Via the Internet. If you received a Notice, you may vote via the Internet:
Before the Meeting: until 11:59 p.m. Eastern time on May 28, 2025, visit www.proxyvote.com and enter the control number found in the Notice.
During the Meeting: visit www.virtualshareholdermeeting.com/AXON2025 and enter the control number found in the Notice.
(         By telephone. If you received or requested printed copies of the proxy materials by mail, until 11:59 p.m.
Eastern time on May 28, 2025, you may vote by calling the toll-free number found on the Voting Instruction Card.
,       By mail. If you received or requested printed copies of the proxy materials by mail, you may vote by filling out the Voting Instruction Card and returning it in the envelope provided.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on your Voting Instruction Card. If your shares are held in street name, you should contact your broker or bank to obtain your 16-digit control number or otherwise vote through your broker or bank. Only shareholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote, ask questions and access the list of shareholders as of the close of business on the Record Date for the Annual Meeting.
What constitutes a quorum in order to hold and transact business at the Annual Meeting?
Under Delaware law and the Company’s Bylaws (as amended and restated, the “Bylaws”), the holders of a majority of the voting power of all shares entitled to vote, present in person or represented by proxy, at a meeting constitutes a quorum.
Abstentions and broker non-votes will be counted as present to determine whether a quorum has been established. Once a share of the Company’s common stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof. If a quorum is not present, the Annual Meeting may be postponed or adjourned until a quorum is obtained.
How are proxies voted?
All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
Axon Enterprise, Inc. | 2025 Proxy Statement | 4

What happens if I do not give specific voting instructions?
Shareholder of Record
If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the
Annual Meeting.
Beneficial Owner of Shares Held in Street Name
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may vote on routine matters but cannot vote on non-
routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on such matters with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
Proposals No. 1 and No. 2 (election of the directors, and the advisory vote to approve the compensation of the Company’s named executive officers) are considered “non-routine.” A broker or other nominee cannot vote without specific voting instructions from the beneficial owner on non-routine matters, and therefore we anticipate there will be broker non-votes in connection with Proposals No. 1 and No. 2.
Proposal No. 3 (ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025) is considered “routine.” A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote during the Annual Meeting, subject to the instructions provided on your Notice, on your proxy card or on your Voting Instruction Card, by voting again via the
Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the final vote during the Annual
Meeting will be counted), by signing and returning a new proxy card or Voting Instruction Card with a later date that is received prior to the Annual Meeting, or by attending the Annual Meeting and voting during the meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again during the Annual
Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at
17800 North 85th Street, Scottsdale, Arizona 85255 a written notice of revocation and is received prior to the Annual
Meeting.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation and certification of votes, and to facilitate a successful proxy solicitation.
What is the voting requirement to approve each of the proposals?
Election of Directors
For Proposal No. 1, under our Bylaws, assuming the existence of a quorum at the Annual Meeting, each director will be elected by the affirmative vote of a majority of the votes properly cast for and against such nominee’s election. Abstentions and broker non-votes will have no impact on the outcome of this proposal if a quorum is present.
Axon Enterprise, Inc. | 2025 Proxy Statement | 5

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
For Proposal No. 2, assuming the existence of a quorum at the Annual Meeting, the affirmative vote of a majority of the total votes properly cast for or against the proposal in person or by proxy at the Annual Meeting is required for approval, on an advisory basis. Abstentions and broker non-votes will have no impact on the outcome of this proposal if a quorum is present.
Ratification of Independent Registered Public Accounting Firm
For Proposal No. 3, assuming the existence of a quorum at the Annual Meeting, the affirmative vote of a majority of the total votes properly cast for or against the proposal in person or by proxy at the Annual Meeting is required for ratification.
Abstentions will have no impact on the outcome of this proposal if a quorum is present.
Who will serve as the inspector of election?
A member of the Company’s internal legal department will serve as the inspector of election.
Where can I find the voting results of the Annual Meeting?
The final voting results will be tallied by the inspector of election and, within four business days after the Annual Meeting, the Company expects to report the final results on Form 8-K filed with the SEC.
Who is paying for the cost of this proxy solicitation?
The Company will bear the cost of solicitation of proxies for the Annual Meeting. We are soliciting your proxy on behalf of our Board. In addition to the use of mail, proxies may be solicited by personal interview, telephone, facsimile, electronically, including email, or otherwise, by our directors, officers and other employees. They will not receive any additional compensation for these activities. We have engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for an estimated fee of $15,000 with the option for additional fees up to $20,000 for services not yet contracted, plus reimbursement of reasonable expenses, and we have agreed to indemnify Innisfree M&A Incorporated against certain losses, costs and expenses. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.
Who can help answer my other questions?
If after reading this proxy statement you have more questions about the Annual Meeting or the proposals, you should contact Innisfree M&A incorporated, our proxy solicitor, at:
Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Shareholders Call Toll Free: (877) 750-8129
International Callers: +1 (412) 232-3651
Brokers and Banks Call: (212) 750-5833
Axon Enterprise, Inc. | 2025 Proxy Statement | 6

GOVERNANCE
THE BOARD OF DIRECTORS
Role of the Board of Directors
The principal duties of the Board of Directors are to oversee management and evaluate strategy. The fundamental responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interest of the Company and its shareholders. Our governance structures are designed to foster disciplined actions, effective decision-making and appropriate oversight of both performance and compliance.
Axon’s key governance documents, including our Corporate Governance Guidelines, are available at https://
investor.axon.com/Governance-Documents.
Director Nominations
Our Nominating and Corporate Governance Committee (the “NCG Committee”) is responsible for identifying and evaluating nominees for the position of director and for recommending to the Board a slate of nominees for election at each annual meeting of shareholders. Nominees may be suggested by directors, members of management, shareholders or, in some cases, by a third-party firm engaged by the NCG Committee.
Shareholders who wish the NCG Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing by mail to the NCG Committee, c/o Axon Enterprise, Inc., 17800 North
85th Street, Scottsdale, AZ 85255, in accordance with the procedures in our Bylaws. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration by the NCG Committee as other suggested nominees.
Qualifications for All Directors
In its assessment of each potential director nominee, including those recommended by shareholders, the NCG Committee considers the potential nominee’s demonstrated character, judgment, relevant functional and industry experience, and whether they possess a high degree of business, financial, governmental, military and/or law enforcement, technological, cybersecurity, risk oversight, corporate governance or human capital management acumen, independence, and other such factors the NCG Committee determines are pertinent in light of the current needs of the Board. The NCG Committee also takes into account the ability of a potential director nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Board of Directors. The NCG Committee engages in regular succession planning for the Board and key leadership roles on the Board. As part of this succession planning process, the NCG Committee considers the experiential diversity and tenure of the current directors and the mix of backgrounds on the Board. While the NCG
Committee does not have a formal diversity policy, the Board believes that the Company benefits from a well-rounded balance of varying qualifications, attributes, skills and experience in the composition of the Board.
The NCG Committee’s process for identifying and evaluating potential director nominees typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. From time to time, the Company has paid third-party firms to identify or assist in identifying or evaluating potential nominees.
Majority Voting Standard and Resignation Policy
Our Bylaws provide that we use a majority voting standard instead of a plurality voting standard in uncontested elections.
Under this standard, an uncontested director must receive a majority of the votes properly cast for and against such nominee and, if they do not, they must tender their resignation for Board consideration. For contested elections where the number of director nominees exceeds the number of Board seats open for election, each person nominated to be elected as a director is elected by a plurality of the votes properly cast.
If an incumbent director receives less than a majority of the votes cast with respect to such director’s election in an uncontested election, such director will promptly tender his or her resignation to the NCG Committee. No later than 90 days following the receipt of any such tendered resignation, (i) the Board will, taking into account any recommendation by the NCG Committee, take formal action with respect thereto (which action may include accepting or rejecting such tendered resignation, or taking other action considered appropriate) and (ii) the Company will publicly disclose the Board’s
Axon Enterprise, Inc. | 2025 Proxy Statement | 7

decision and, in the event that the Board of Directors does not accept any such tendered resignation, the rationale for such decision. The director who tenders his or her resignation will not participate in the recommendation of the NCG Committee or the decision of the Board with respect to his or her resignation. The NCG Committee, in making any recommendation, and the Board, in making any decision, may consider any factors or other information they consider appropriate or relevant.
If the Board accepts a tendered resignation, then the Board may fill the resulting vacancy or may decrease the size of the
Board.
Board Governance Enhancements Over the Last Year
Our Board strives to continually enhance our governance structures and adopt industry and market best practices.
Engagement with our shareholders and feedback from those conversations help to inform the Board’s decision-making in implementing policies, practices and governance structures in line with investor expectations and those that enable effective risk oversight at the Board level. Consistent with this approach, the Board has implemented the following policies and Bylaw amendments since our 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), including:
•establishing a Human Rights Policy that extends to our employees, officers, directors, partners, vendors and suppliers worldwide and is based on our goal of upholding the highest standards; and
•refreshing our Board’s tenure and term limits
Human Rights Policy
The Board formalized our Human Rights Policy to align with international standards, including the United Nations Guiding
Principles on Business and Human Rights. The policy reinforces Axon’s commitment to fair labor practices, non-
discrimination and ethical supply chain standards, including the prohibition of forced labor, human trafficking and child labor. It also affirms the Company’s support for equal employment opportunities, freedom of association, and a diverse and inclusive workplace. To strengthen compliance, Axon has established clear reporting mechanisms to address human rights concerns and ensure accountability across our operations and supply chain. This policy reflects Axon’s dedication to responsible business conduct and our mission to protect life with integrity and respect for human dignity.
Board Refreshment; Tenure and Term Limits
The Board values the contributions of both newer perspectives as well as directors who have developed, over a period of time, an increased understanding of, and insight into, the governance and business of the Company and the issues confronting it. To further our commitment to ensuring meaningful Board refreshment, the Company’s Corporate
Governance Guidelines implement a formal term limit (as defined below) for directors in order to ensure alignment of director qualifications, attributes, skills and experience with the Company’s evolving strategy. Each non-executive director of the Company must submit a letter of resignation to the Chair of the NCG Committee upon reaching 20 continuous years of service as a director of the Company or age 75 (the “term limit”), whichever occurs first, and each year thereafter, which letter of resignation may be accepted or rejected by the Board in its sole discretion. Prior to August 2024, the term limit was the earlier of 20 continuous years of service as a director of the Company or age 72 (the “prior term limit”).
Pursuant to the prior term limit, Mr. Garnreiter provided his letter of resignation to the Chair of the NCG Committee. After considering Mr. Garnreiter’s leadership roles as Chair of the Board and Audit Committee Chair, particularly in light of the
Company’s recent transition in independent registered public accounting firms, the NCG Committee recommended to the
Board that it decline Mr. Garnreiter’s offer to resign to provide additional time to plan for his succession. On March 4,
2024, the Board determined to follow the NCG Committee’s recommendation, declined Mr. Garnreiter’s offer to resign, and appointed Mr. Graham Smith as Audit Committee Chair to provide for a smooth future transition. Pursuant to the revised term limits, Mr. Garnreiter was not required to submit a letter of resignation in 2025.
Other Governance Features
Our Board has previously adopted other policies, practices and governance structures that we believe are in line with investor expectations, aligned with industry and market best practices and enable effective risk oversight at the Board level.
Axon Enterprise, Inc. | 2025 Proxy Statement | 8

Director Commitments and Service on Other Boards
The Board of Directors recognizes the time commitment that service on a board of directors requires, as well as other commitments applicable to the Company’s directors. The Company’s Corporate Governance Guidelines establish limits on the number of boards on which our directors may serve. A director who is not a named executive officer of a public company may serve on a total of four public company boards, including the Company’s Board. A director who is also a named executive officer of a public company may serve on a total of two public company boards, including the Company’s
Board.
Proxy Access
Our Bylaws include a “proxy access” provision, which permits a shareholder, or a group of up to 20 shareholders, who own
3% or more of our voting stock continuously for at least three years, to nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of two directors or 20% of the Board, subject to certain conditions and provided that the shareholder(s) and director nominee(s) satisfy all eligibility, procedural and disclosure requirements specified in our Bylaws, including that each director nominee submitted through the proxy access provisions must meet the qualifications to be an independent director.
Exclusive Forum
Our Bylaws provide as an exclusive forum (i) the Delaware Court of Chancery for certain types of actions and claims
(including derivative actions, actions asserting a claim of breach of fiduciary duty and actions against us arising pursuant to the Delaware General Corporation Law or our organizational documents) and (ii) the federal district courts of the United
States for claims arising under the Securities Act of 1933, as amended (the “Securities Act”), in each case subject to certain limitations. Our Board believes this provision is in the best interest of Axon and its shareholders. First, designating a forum in which certain claims can be brought promotes the efficient resolution of such claims and reduces the likelihood of duplicative lawsuits being brought in multiple jurisdictions. Further, the ability of plaintiffs to litigate claims governed by
Delaware law in courts other than the Delaware Court of Chancery may mean that claims are brought in courts that may not apply Delaware law in the same manner as the Delaware Court of Chancery. The Delaware Court of Chancery’s
considerable expertise has led to the development of a substantial and influential body of case law interpreting Delaware corporate law. We expect this will provide us and our shareholders with more consistency and predictability regarding the outcome of corporate disputes, which can minimize the time, cost and uncertainty of litigation for all parties. Similarly, the
Board believes designating the federal district courts of the United States as the exclusive forum for claims brought under the Securities Act prevents forum shopping of state courts by plaintiffs and facilitates review of Securities Act claims by judges in federal courts that may have significant experience and expertise in adjudicating such claims. The exclusive forum provision in our Bylaws does not apply to suits brought to enforce any liability, obligation or duty created by the
Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the extent such application would be contrary to law.
Our Highly Qualified Board of Directors
The Board has identified particular qualifications, attributes, skills and experience that it believes are important to be represented on the Board as a whole in order to advise and contribute to the execution of the Company’s strategic objectives. Each Board member was selected in accordance with the process for identifying and evaluating director nominees described above. Accordingly, the Board believes that each of the Company’s Board members brings a myriad of qualifications, attributes, skills and experience that are a combined benefit to the Company and its shareholders.
While recognizing that any group of people is more than the sum of its parts, that biography does not always define identity and that attempting to quantify diversity is an imperfect exercise in a world of unique individuals, we also acknowledge and celebrate that our Board intentionally reflects a wide range of human experiences and identities.
Board Demographics
Our Board represents a range of highly relevant skills and experiences, coupled with diverse educations and backgrounds, that enhance the Board’s collective perspective and decision-making, while providing for effective oversight of the
Axon Enterprise, Inc. | 2025 Proxy Statement | 9

Company. The demographic information provided below is based on voluntary self-identification by each director nominee.
50% Women
30% Racially
Diverse
Board Skills Matrix

Skills and Experience	Ayers	Brown	Cullivan	Garnreiter	Kalinowski	McBrady	Partovi	G. Smith	P. Smith	Williams	Total
CEO/senior executive experience	•	•	•	•	•	•	•	•	•	•	10
Accounting/auditing experience				•				•			2
Governmental, regulatory and/or legal experience						•				•	2
Military and/or law enforcement experience										•	1
Technology expertise	•	•	•		•		•	•	•		7
Cybersecurity experience			•								1
Risk oversight and management	•	•	•	•		•	•	•	•		8
Public company board experience/corporate governance	•	•	•	•				•			5
Human capital management			•								1
Director since	2023	2020	2017	2006	2019	2016	2010	2023	1993	2023
Director Nominees in 2024

Erika Ayers Badan Director since 2023 Age: 49 Board Committee: NCG Committee Other Public Companies Boards: None
Ms. Ayers Badan was appointed Chief Executive Officer (“CEO”) of Food52 in April 2024. Ms. Ayers Badan was
previously CEO of Barstool Sports from 2016 through January 2024, during which time it experienced tremendous brand and business growth as one of the fastest-growing digital innovation, sports, entertainment and lifestyle media brands on the Internet. Prior to joining Barstool Sports, Ms. Ayers Badan held various executive roles at media platforms such as
Microsoft Corporation, AOL, Leaf Group (formerly Demand Media, Inc.) and Yahoo! Inc. She has extensive experience in transforming start-up organizations into multi-industry operations. She was also part of two early stage start-ups in the fashion and music industry and sits on the advisory board of the Premier Lacrosse League. Ms. Ayers Badan previously served on the board of directors of World Wrestling Entertainment, Inc. from October 2020 to September 2022. Ms.
Ayers Badan holds a B.S. in Sociology and Psychology from Colby College.

Axon Enterprise, Inc. | 2025 Proxy Statement | 10

Specific Qualifications, Attributes, Skills and Experience:

Technology Expertise	Experience as an executive of media platform companies provides Ms. Ayers with valuable insight into communication expertise, Internet-related business development demands and brand building.
Risk Oversight & Management; Public Company Board Experience/Corporate Governance
Experience as an advisor to multiple companies and as a board member of
World Wrestling Entertainment, Inc. from October 2020 to September
2022 provides insight into public company corporate governance matters.

Adriane Brown
Director since 2020
Age: 66
Board Committees: Compensation Committee, NCG Committee (Chair) and Enterprise Risk and
Compliance Committee
Other Public Company Boards: American Airlines Group Inc., eBay Inc. and KKR & Co Inc.

Ms. Brown has been a Managing Partner at Flying Fish Partners, a technology focused venture capital firm, since 2021 and joined as a Venture Partner in 2018. Prior to that, Ms. Brown served as President and Chief Operating Officer for
Intellectual Ventures (“IV”), an invention and investment company that commercializes inventions, from January 2010 through July 2017, and served as a Senior Advisor until December 2018. Before joining IV, Ms. Brown served as
President and CEO of Honeywell Transportation Systems (“Honeywell”) from January 2005 to June 2009. Over the course of 10 years at Honeywell, she held leadership positions serving the aerospace and automotive markets globally.
Prior to Honeywell, Ms. Brown spent 19 years at Corning, Inc., ultimately serving as Vice President and General
Manager, Environmental Products Division, having started her career there as a shift supervisor. Ms. Brown serves on the boards of directors of American Airlines Group Inc., eBay Inc. and KKR & Co Inc. Ms. Brown also serves on the board of directors of the International Women’s Forum. Previously, she served on the boards of directors of Allergan plc and
Raytheon Company until 2020, respectively, and Harman International Industries until 2017. Ms. Brown holds an
Honorary Doctorate of Humane Letters and a B.A. in environmental health from Old Dominion University and is a winner of its Distinguished Alumni Award. She also holds a M.A. in Management from the Massachusetts Institute of
Technology where she was a Sloan Fellow.

Specific Qualifications, Attributes, Skills and Experience:

Technology Expertise
Ms. Brown is a Managing Partner and member of the Investment
Committee at Flying Fish Partners. The fund invests in and supports start-
ups utilizing artificial intelligence and machine learning to transform processes in a variety of market verticals. Over the course of her career,
Ms. Brown has engaged in business and technology transformations across a number of businesses and markets.

Risk Oversight & Management; Public Company Board Experience/Corporate Governance
Board experience from Allergan plc, American Airlines Group Inc., eBay
Inc., KKR & Co Inc., Harman International Industries and Raytheon
Company provides extensive insight into public company corporate governance matters.

Axon Enterprise, Inc. | 2025 Proxy Statement | 11

Julie Cullivan Director since 2017 Age: 59 Board Committees: Audit Committee, NCG Committee and Enterprise Risk and Compliance Committee (Chair) Other Public Company Boards: Astra Space Inc.
Ms. Cullivan has been a Special Advisor at Brighton Park Capital, an entrepreneur inspired growth equity firm since
2020. Prior to that, Ms. Cullivan was the Chief Technology and People Officer at Forescout Technologies, Inc.
(“Forescout”), reporting to the CEO, where she was responsible for leading the company’s business model transformation, information technology strategy, security risk and compliance program, customer production operations, and human resources. She joined in July 2017 and helped Forescout scale from a private company with $160 million in revenue, through its successful initial public offering, to a publicly traded company with revenues of $330 million and a
$1.5 billion valuation. In addition to focusing on scale, Ms. Cullivan led Forescout’s operational transformation from an appliance and license software business to a cloud subscription business. Forescout was acquired by Advent International, a private equity firm, in 2020 and Ms. Cullivan left in January 2021. Prior to Forescout, Ms. Cullivan was an Executive
Vice President of Business Operations and Chief Information Officer at FireEye Inc. and a Senior Vice President at
McAfee Corp. Additionally, Ms. Cullivan held executive roles at Autodesk, Inc., EMC Corporation and Oracle
Corporation. Ms. Cullivan has served on the boards of directors of HeartFlow, Inc. since 2020, OPSWAT since 2021 and
Cobalt.io since 2022 and previously served on the boards of Astra Space Inc. (NASDAQ: ASTR), Judy Security, and
SADA Systems. Ms. Cullivan holds a B.S. in Finance from Santa Clara University.

Specific Qualifications, Attributes, Skills and Experience:

Technology Expertise; Cybersecurity Experience; Human Capital Management
Ms. Cullivan is a special advisor at Brighton Park Capital. The firm invests in technology, security, and healthcare sectors. Throughout her career, Ms. Cullivan has lead digital technology transformation strategies and cybersecurity & compliance programs at multiple enterprise technology companies including three cybersecurity technology firms. In her prior role, Ms. Cullivan was Chief Technology and People Officer at
Forescout where she led talent acquisition, total rewards strategy, and culture.

Risk Oversight & Management; Public Company Board Experience/Corporate Governance
Experience as Chief Technology and People Officer at Forescout, and
Executive Vice President of Business Operations and Chief Information
Officer at FireEye Inc., leading cross functional initiatives and information security strategy in a high-growth environment, provides experience in risk management.

Michael Garnreiter, Chair
Director since 2006
Age: 73
Board Committees: Audit Committee, Compensation Committee and NCG Committee
Other Public Company Boards: Knight-Swift Transportation Holdings Inc. and Amtech Systems,
Inc.

Mr. Garnreiter most recently served as Vice President of Finance and Treasurer of Shamrock Foods, a privately held manufacturer and distributor of foods and food-related products. He retired from this position in December 2015. From
January 2010 until August 2012, Mr. Garnreiter was a managing director of Fenix Financial Forensics, a Phoenix-based litigation and financial consulting firm. From August 2006 through December 2009, Mr. Garnreiter served as managing member of Rising Sun Restaurant Group, LLC, a private restaurant operating company. From April 2002 through June
2006, Mr. Garnreiter was Executive Vice President, Treasurer and Chief Financial Officer of the Main Street Restaurant
Group. Mr. Garnreiter previously served with the international accounting firm, Arthur Andersen, from 1974 through
March 2002 with increasing levels of responsibility, culminating as a partner. Additionally, Mr. Garnreiter has served on the board of Knight-Swift Transportation Holdings Inc. since 2003 and has also served on the board of Amtech Systems,
Inc. since 2007. Mr. Garnreiter holds a B.S. in Accounting from California State University at Long Beach and is a
Certified Public Accountant.

Axon Enterprise, Inc. | 2025 Proxy Statement | 12

Specific Qualifications, Attributes, Skills and Experience:

Accounting/Auditing Experience
As a Certified Public Accountant and former partner at Arthur Andersen,
Mr. Garnreiter has served on the audit committee of each board of directors on which he has served in the past and has extensive knowledge of SEC rules and regulations.

Risk Oversight & Management; Public Company Board Experience/Corporate Governance	Board experience from Knight-Swift Transportation Holdings Inc. and Amtech Systems, Inc. provides extensive insight into public company corporate governance matters.

Caitlin Kalinowski Director since 2019 Age: 44 Board Committees: Audit Committee and Mergers and Acquisitions and Capital Structure Committee Other Public Company Boards: None
Ms. Kalinowski is a Member of Technical Staff at OpenAI where she focuses on AI and robotics. Previously, she was the head of the AR Glasses Hardware team at Meta’s Reality Labs division and, before that, led the VR Hardware team, where she played a key role in the design and engineering of Oculus’ award-winning VR devices. Before working at
Meta, Ms. Kalinowski was a Product Design Engineer at Apple where she was a technical lead on the Mac Pro and
MacBook Air products and was part of the original unibody MacBook Pro team. Ms. Kalinowski is also on the strategic board of Lesbians Who Tech & Allies, the largest LGBTQ technical organization in the world. She also advises startups working with physical products, drawing on over 20 years of experience in high-tech hardware development. Ms.
Kalinowski holds a B.S. in Mechanical Engineering from Stanford University.

Specific Qualifications, Attributes, Skills and Experience:

Technology Expertise
Ms. Kalinowski has extensive experience in established technology organizations such as OpenAI, Meta and Apple. Ms. Kalinowski led technical teams at Apple and Meta and is currently a Member of Technical Staff at OpenAI focusing on AI and robotics.
She has tremendous insight into product design and engineering for technology focused initiatives.

Axon Enterprise, Inc. | 2025 Proxy Statement | 13

Matthew McBrady, Ph.D.
Director since 2016
Age: 54
Board Committees: Enterprise Risk and Compliance Committee and Mergers and Acquisitions and
Capital Structure Committee (Chair)
Other Public Company Boards: None

Dr. McBrady is a Professor of Practice in Finance at the Darden Graduate School of Business Administration at the
University of Virginia (the “Darden School”), where he has taught classes in Corporate Financial Strategy, Corporate
Financing, and Impact and ESG Investing since August 2020. Prior to returning to academia, Dr. McBrady spent more than a decade as a private equity and hedge fund investor, serving as Senior Advisor and co-Chief Investment Officer of
Callaway Capital (from January 2017 to December 2019), Managing Director of Investments at the Cystic Fibrosis
Foundation (from September 2017 to January 2019) and Managing Director and Chief Investment Officer of the Multi-
Strategy Hedge Funds at BlackRock, Inc. (from January 2014 through September 2016). Prior to joining BlackRock, Dr.
McBrady served as Managing Director and Head of Investment Strategy and Risk Management at Silver Creek Capital
Management, LLC (from January 2009 through January 2014), and as a Senior Associate and Vice President in the North
American Private Equity group at Bain Capital, LLC (from January 2007 to January 2009).
Prior to becoming a professional investor, Dr. McBrady served as both a senior economic policy advisor and finance professor. During his earlier career in academia, Dr. McBrady also served as a Professor of Finance at the Darden School
(from May 2003 through December 2006) as well as the Wharton School of Business at the University of Pennsylvania
(from September 2002 through May 2003). From August 1998 through January 2000, Dr. McBrady served as an international economist with President Clinton’s Council of Economic Advisers and the U.S. Treasury Department. In
addition to his work in the private sector and academia, Dr. McBrady currently serves as an advisor to a number of impact investing funds and as a Director and the Chairman of the Investment Committee for Global Partnerships, a non-profit impact investor that has deployed more than $800 million in concessionary loans to improve the lives of people living at the bottom of the pyramid in Central and South America and Africa. Dr. McBrady holds a B.A. in Economics from
Harvard University, a M.Sc. in International Economics from Oxford University (U.K.) where he was a Marshall Scholar, and a Ph.D. in Business Economics from Harvard University. Dr. McBrady previously served as a director for the
Company from January 2001 through June 2014.

Specific Qualifications, Attributes, Skills and Experience:

Governmental Experience	Service as a member of President Clinton’s Council of Economic Advisors provides deep insight into government processes.
Risk Oversight & Management
Teaching positions at the Harvard Business School, the Wharton School of
Business and the Darden Graduate School of Business Administration provide valuable financial knowledge and context. Service as Chief Investment Officer for BlackRock and investment strategy and management positions for other investment management firms provide experience in risk management.

Axon Enterprise, Inc. | 2025 Proxy Statement | 14

Hadi Partovi Director since 2010 Age: 52 Board Committees: Compensation Committee (Chair) and Mergers and Acquisitions and Capital Structure Committee Other Public Company Boards: None
Mr. Partovi is the CEO and co-founder of the non-profit education organization Code.org and has served as a director on the board of MNTN, Inc., a private company, since 2023. Mr. Partovi is a past or present strategic advisor or early investor at numerous technology companies, including Facebook, Dropbox, Uber, Airbnb, SpaceX and Zappos. From
2009 through 2010, Mr. Partovi was Senior Vice President of Technology for MySpace (via acquisition) and, from 2006 through 2009, he was President and co-founder of iLike, Inc., which was acquired by MySpace in 2009. From 2002 through 2005, Mr. Partovi was General Manager, Microsoft MSN Entertainment and MSN.com and, from 1999 through
2001, he was Co-Founder and Vice President of Product and Professional Services for Tellme Networks, Inc. From 1994
through 1999, he was Program Manager for Microsoft Internet Explorer. Mr. Partovi holds a B.A. and a M.S. in
Computer Science, summa cum laude, from Harvard University.

Specific Qualifications, Attributes, Skills and Experience:

Technology Expertise
Experience as an executive, entrepreneur, investor and advisor across a variety of successful technology companies provides Mr. Partovi with invaluable insight into software and Internet-related business development initiatives.

Risk Oversight & Management	Background as an advisor to multiple start-up companies provides Mr. Partovi experience in the unique challenges facing companies pursuing new technology.

Graham Smith
Director since 2023
Age: 65
Board Committees: Audit Committee (Chair), Compensation Committee and Mergers and
Acquisitions and Capital Structure Committee
Other Public Company Boards: Procore Technologies, Inc., GoDaddy, Inc.

Mr. Smith has served on the board of directors of Procore Technologies, Inc., a provider of cloud-based construction management software, since 2020 and on the board of directors of GoDaddy, Inc., a provider of digital domains and business management software for small business, since 2024. Mr. Smith previously served as chair of the board of directors of Splunk Inc. from March 2019 through March 2024, and as a member of its board of directors from 2011 through 2024. He also served as the interim CEO of Splunk Inc. from November 2021 to April 2022.  Mr. Smith served in various leadership positions at salesforce.com, inc. (“Salesforce”), a provider of enterprise cloud computing software, from 2007 to 2015, including as Chief Financial Officer and most recently as Executive Vice President. Prior to joining
Salesforce, Mr. Smith served as Chief Financial Officer at Advent Software Inc., a portfolio accounting software company, from 2003 to 2007. Mr. Smith previously served on the board of directors of BlackLine, Inc., a provider of cloud-based solutions for finance and accounting, from 2015 to 2022; Citrix Systems, Inc., an enterprise software company, from 2015 to 2018; MINDBODY, Inc., a cloud-based wellness services marketplace (acquired by Vista Equity
Partners), from 2015 to 2019; Xero Limited, an online accounting software company, from 2015 to 2020; Slack
Technologies, Inc., a provider of cloud-based professional collaboration tools (acquired by salesforce.com), from 2018 to
2021; and Elliott Opportunity II Corp., a special purchase acquisition company, from June to December 2021. Mr. Smith holds a B.Sc. from Bristol University in England and qualified as a chartered accountant in England and Wales.

Axon Enterprise, Inc. | 2025 Proxy Statement | 15

Specific Qualifications, Attributes, Skills and Experience:

Accounting/Auditing Experience	As an international chartered accountant, Mr. Smith has served as Chief Financial Officer of multiple publicly traded companies.
Technology Expertise	Experience as an executive of multiple technology companies, including leadership positions at Salesforce, provides expertise in technology company operations.
Risk Oversight & Management; Public Company Board Experience/Corporate Governance
Board experience for Splunk Inc. and Procore Technologies, Inc., as well as BlackLine, Inc., Citrix Systems, Inc., MINDBODY, Inc., Slack
Technologies, Inc. and Xero Limited, provides extensive insights into public company corporate governance matters.

Patrick Smith, CEO Director since 1993 Age: 54 Board Committees: None Other Public Company Boards: None
Mr. Smith has served as CEO and as a director of the Company since 1993. He is also co-founder of the Company. After graduating from Harvard University, cum laude, in just three years (class of 1991), Mr. Smith entered directly into the
M.B.A. program at the University of Chicago. In two years, he completed both a master’s degree in international finance from the University of Leuven in Leuven, Belgium and an M.B.A. with honors at the University of Chicago, graduating in the top 5% of his class. After completing graduate school in the summer of 1993, he co-founded Axon Enterprise, Inc.
(F.K.A. TASER International, Inc.) in September 1993 with his brother, Thomas P. Smith. Among other qualifications,
Mr. Smith is the visionary of the Company and brings to the Board extensive executive leadership experience in the technology industry, including the management of worldwide operations, sales, service and support as well as technology innovation as he currently holds 53 U.S. patents.

Specific Qualifications, Attributes, Skills and Experience:

Technology Expertise	Mr. Smith is highly skilled in technology innovation and is the holder of 53 U.S. patents.
Risk Oversight & Management
Management and board experience as the CEO and co-founder of the Company provides extensive executive leadership expertise in navigating the range of risks faced by the Company over the past 30+ years.

Jeri Williams Director since 2023 Age: 59 Board Committees: Audit Committee and Enterprise Risk and Compliance Committee Other Public Company Boards: None
Ms. Williams served as Chief of Police for the Phoenix Police Department, the first female to lead the city’s force, from
2016 to 2022. During her tenure with the department, she advanced a number of progressive strategies, including key areas such as community engagement and professional standards. Previously, she served nearly six years as Chief of
Police in the City of Oxnard, California. Ms. Williams has received extensive accolades for her dedication to law enforcement, including being named one of Arizona’s Most Intriguing Women by the Arizona Centennial Legacy Project
and recognized as California’s Assembly District 44 Woman of the Year for her leadership and outstanding accomplishments. In 2016, President Obama appointed Ms. Williams to a membership position on the Medal of Valor
Review Board. She has also served as the first female President of the Major Cities Chiefs Association.  Since 2023,
Ms.Williams has acted as Principal for Impresa Strategy, a business consulting and advisory services firm. Ms. Williams holds a B.A. in Fine Arts from Arizona State University and a M.A. in Education from Northern Arizona University.

Axon Enterprise, Inc. | 2025 Proxy Statement | 16

Specific Qualifications, Attributes, Skills and Experience:

Governmental Experience
Service as the President of the Major Cities Chiefs Association provides valuable insight into community engagement and enhances relationships with various governmental agencies and law enforcement leaders.

Law Enforcement Experience	Service as Chief of Police for the Phoenix Police Department and City of Oxnard, California provides deep insight into the operational demands of our law enforcement customers.
Axon Enterprise, Inc. | 2025 Proxy Statement | 17

BOARD AND COMMITTEE GOVERNANCE
Board Leadership Structure

Michael Garnreiter, Chair of the Board	Patrick Smith, CEO
The Company’s governance documents provide the Board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company and its shareholders. The current leadership structure is anchored by an independent director as Chair of the Board. If at any time the Chair of the Board is not independent, the
Board will elect a “Lead Independent Director” by a majority vote of the independent directors. The Lead Independent
Director will have the responsibilities described in our Corporate Governance Guidelines. The Board believes this structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.
The principal role of the Chair of the Board is to manage and to provide leadership to the Board of Directors of the
Company. The Chair is accountable to the Board and acts as a direct liaison between the Board and the management of the
Company, through the CEO. The Chair acts as the communicator of Board decisions where appropriate. The separation of the role of the Chair from that of the CEO is based on the Board’s view that the Chair should be free from any interest and any business or other relationship that could interfere with the Chair’s judgment, other than interests resulting from
Company shareholdings and remuneration.
The NCG Committee conducts an annual evaluation of the performance of the Board and each of its standing committees and conducts regular peer assessments of each individual director.
Axon’s key governance documents, including our Corporate Governance Guidelines, are available at https://
investor.axon.com/Governance-Documents.
Meetings of the Board of Directors
During the year ended December 31, 2024, the Board held nine meetings. No member of the Board attended fewer than
75% of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served). Directors are encouraged by the Company to attend each annual meeting of shareholders if their schedules permit. All of our directors attended the 2024 Annual Meeting.
Axon Enterprise, Inc. | 2025 Proxy Statement | 18

Committees of the Board of Directors
The Board currently has five standing committees: the Audit Committee, the Compensation Committee, the NCG
Committee, the Enterprise Risk and Compliance Committee, and the Mergers and Acquisitions and Capital Structure
Committee. The following table summarizes the current membership of our standing non-management Board committees, and identifies the chair of each committee and the number of committee meetings held in fiscal 2024:

	Audit Committee	Compensation Committee	NCG Committee	Enterprise Risk and Compliance Committee	Mergers and Acquisitions and Capital Structure Committee
# Meetings	7	3	8	4	6
Director
Erika Ayers Badan			X
Adriane Brown		X	*	X
Julie Cullivan	X		X	*
Michael Garnreiter (1)	X	X	X
Caitlin Kalinowski	X				X
Matthew McBrady				X	*
Hadi Partovi		*			X
Graham Smith (2)	*	X			X
Jeri Williams	X			X
X = Member
* = Chair
(1)Michael Garnreiter served as Audit Committee Chair until March 4, 2024. Mr. Garnreiter also serves as Chair of the
Board.
(2)There is no family relationship between Graham Smith and our CEO, Patrick Smith.
Audit Committee
The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, assists the Board in fulfilling its oversight responsibilities regarding (i) the Company’s process for financial reporting and the integrity of the
Company’s financial statements; (ii) the Company’s internal control system; (iii) the performance of the Company’s internal audit function; (iv) the independent accountants’ independence, qualifications and performance; (v) the Company’s risk assessment and management policies for major financial risks; and (vi) the Company’s Code of Business Conduct &
Ethics (“Code of Ethics”) and process for monitoring compliance with laws and regulations. In furtherance of its purpose, the Audit Committee has the following specific responsibilities:
•Discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•Discusses with management the Company’s liquidity, cash management and treasury functions, and provides oversight of the Company’s Corporate Investment Policy;
•Reviews and considers for ratification or approval all related party transactions and/or other transactions implicating a potential conflict of interest between the Company and any of its directors, executive officers, 5%
shareholders or other related parties if such transactions are in excess of $120,000;
•Periodically reviews the Company’s program for monitoring compliance with the Code of Ethics and receives and reviews updates from management regarding the implementation of the Code of Ethics, including the annual ethics certification and training processes of covered persons;
•Establishes procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding internal accounting controls or accounting or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding internal accounting controls, questionable accounting or auditing matters;
Axon Enterprise, Inc. | 2025 Proxy Statement | 19

•Periodically obtains any required reports and assurances from the independent accountants, the internal auditor and management with respect to the effectiveness of the Company’s system for monitoring compliance with laws and regulations; and
•Receives and reviews reports from management with respect to any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.
With respect to any such matters that involve cybersecurity, data privacy or information technology, the Committee coordinates and consults with the Enterprise Risk and Compliance Committee as appropriate.
The Audit Committee exercises sole authority with respect to the selection of the Company’s independent registered public accounting firm and the terms of its engagement. The Audit Committee reviews with the independent registered public accounting firm, upon the completion of its audit of the Company’s financial statements, the results of the auditing engagement; reviews with the independent registered public accounting firm, upon the completion of its quarterly review of the Company’s financial statements, the results of the quarterly review; and at least annually meets with the independent registered public accounting firm to review any recommendations they may have with respect to the Company’s financial, accounting or auditing systems.
The Report of the Audit Committee for the year ended December 31, 2024 is included in this proxy statement. See “Audit
Matters—Report of the Audit Committee” for more information regarding the Audit Committee.
The Audit Committee’s primary responsibilities are set forth in its charter, which is subject to annual review and revision.
The full text of the Audit Committee charter is available on our website at https://investor.axon.com/Governance-
Documents.
Compensation Committee
The Compensation Committee assists the Board in discharging its responsibilities regarding the compensation of the officers of the Company within the meaning of Section 16 of the Exchange Act (collectively, “Section 16 Officers”) and members of the Board. The Compensation Committee is responsible for (i) overseeing the Company’s compensation plans, policies and programs to appropriately retain individuals and incentivize performance in alignment with shareholder value creation, (ii) assessing the appropriateness of their compensation in light of business, competitive and regulatory considerations and (iii) evaluating the performance of the Section 16 Officers. In addition, the Compensation Committee oversees compensation plans, policies and programs applicable to the Company’s directors, Section 16 Officers and other employees, including equity-based plans such as the design of the Axon Enterprise, Inc. Amended and Restated 2022 Stock
Incentive Plan, the Axon Enterprise, Inc. 2024 eXponential Stock Plan and 2024 CEO Performance Award.
The Compensation Committee also oversees, in consultation with the NCG Committee, the Company’s policies, practices and initiatives relating to human capital management, including workforce diversity, workplace culture, talent development, retention and recruitment and employee engagement.
The Compensation Committee Report for the year ended December 31, 2024 is included in this proxy statement. See
“Executive Compensation—Compensation Discussion and Analysis—Compensation Committee Report” for more information regarding the Compensation Committee.
The Compensation Committee’s primary responsibilities are set forth in its charter, which is subject to annual review and revision. The full text of the Compensation Committee charter is available on our website at https://investor.axon.com/
Governance-Documents.
Nominating and Corporate Governance Committee
The NCG Committee assists the Board in overseeing (i) the process by which individuals are nominated to become Board members; (ii) matters of corporate governance, including advising the Board on matters of (A) Board organization, membership and function, such as Board evaluations, new Board member on-boarding and Board continuing education programs and (B) committee structure and membership; and (iii) succession planning for Board members and executive officers of the Company.
Axon Enterprise, Inc. | 2025 Proxy Statement | 20

In addition, in collaboration with other committees of the Board and the Company’s management as appropriate, the NCG
Committee identifies and monitors emerging corporate governance issues and trends that could be reasonably expected to have a substantial impact on the Company, including any material environmental or sustainability-related issues and the
Company’s strategy with respect to social matters of significance to the Company.
The NCG Committee also periodically reviews the Company’s Corporate Governance Guidelines and other corporate governance policies and recommends to the Board any changes that the Committee determines, in its sole discretion, to be necessary or appropriate. Our Corporate Governance Guidelines reflect our commitment to corporate governance best practices.
The NCG Committee’s primary responsibilities are set forth in its charter, which is subject to annual review and revision.
The full text of the NCG Committee charter is available on our website at https://investor.axon.com/Governance-
Documents.
Other Standing Committees
The Enterprise Risk and Compliance Committee
The Enterprise Risk and Compliance Committee assists the Board in overseeing our overall approach to enterprise risk management and regularly reviews the categories of risk the Company faces. The Committee is also responsible for overseeing the design, implementation and management of an effective information security program, including reviewing and overseeing the Company’s policies and procedures relating to cybersecurity and data protection risks associated with the Company’s products, services, information technology infrastructure and related operations. In addition, the Committee oversees the Company’s artificial intelligence governance framework, which includes policies, processes, and technical controls designed to ensure that artificial intelligence technologies are used responsibly, ethically, safely, and legally.
The Mergers and Acquisitions and Capital Structure Committee
The Mergers and Acquisitions and Capital Structure Committee serves to focus on issues related to any proposed merger, acquisition or other strategic investment activity or plans identified by the Company’s management. It also provides guidance and oversight on the Company’s financing decisions.
Director Independence
As of the date of this proxy statement, based upon the information submitted by each of its directors, the Board has made a determination that a majority of our current Board is independent as that term is defined by the listing standards of The
Nasdaq Stock Market (the “NASDAQ Listing Standards”) and that all of the members of our Board committees also meet any additional specific independence standards applicable to any committee on which such director serves, including the more stringent audit committee and compensation committee independence criteria. In addition, each of the members of our Compensation Committee is also a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange
Act).
For 2024, the Company determined that all Board members, other than Patrick Smith and Matthew McBrady, were independent under the applicable NASDAQ Listing Standards and SEC rules. Mr. P. Smith and Mr. McBrady are not independent. Mr. P. Smith is not considered independent as he is the founder and CEO of the Company. Out of an abundance of caution, the Board determined that Mr. McBrady is not independent given his long-standing social relationship with Mr. P. Smith.
Audit Committee Financial Experts
The Board of Directors determined that Michael Garnreiter and Graham Smith, each an independent director of the
Company, is an audit committee financial expert within the meaning of that term under applicable SEC rules. See
“Governance—The Board of Directors” for information about the past business and educational experience of each of Mr.
Garnreiter and Mr. G. Smith. The Board has determined that each of the members of our Audit Committee is financially literate and that each of Mr. Garnreiter and Mr. G. Smith satisfies the financial sophistication requirements under the
NASDAQ Listing Standards. As noted above, on March 4, 2024, the Board appointed Mr. G. Smith to succeed Mr.
Garnreiter as Audit Committee Chair.
Axon Enterprise, Inc. | 2025 Proxy Statement | 21

Board of Directors’ Role in Risk Oversight
The Company’s risk management process is intended to ensure that risks are taken knowingly and purposefully. The Board has allocated and delegated primary responsibility for risk oversight responsibility to its committees: the Audit Committee, the Compensation Committee, the NCG Committee, the Enterprise Risk and Compliance Committee and the Mergers and
Acquisitions and Capital Structure Committee.
The Audit Committee meets at least once a quarter and is responsible for oversight of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Company maintains an internal audit function that reports directly to the Audit Committee Chair and reports to the Audit Committee quarterly on the status and health of internal controls. The Chief Legal Officer reports to the Audit Committee quarterly on potential ethics complaints as well as the status of the Company’s pending litigation and any potential related party transactions. The Audit
Committee in turn reports to the full Board on the status of financial risks and internal controls at least once a quarter.
The Compensation Committee meets as needed and is responsible for oversight of the Company’s risks relating to its compensation plans, policies and programs, as well as human capital management, including workforce diversity, workplace culture, talent development, retention and recruitment and employee engagement. The Compensation
Committee reports regularly to the full Board regarding its activities.
The NCG Committee meets as needed and is responsible for oversight of risks relating to the Company’s corporate governance practices and emerging corporate governance issues and trends that could be reasonably expected to have a substantial impact on the Company, including any material environmental or sustainability-related issues and the
Company’s strategy with respect to social matters of significance to the Company. The NCG Committee reports regularly to the full Board regarding its activities.
The Enterprise Risk and Compliance Committee typically meets at least quarterly and is responsible for oversight of the
Company’s information security, compliance and enterprise risks excepting the financial risks overseen by the Audit
Committee. Specifically, the Enterprise Risk and Compliance Committee provides oversight of the Company’s cybersecurity and systems integrity practices, data protection, and risks and governance related to artificial intelligence. In addition, the Enterprise Risk and Compliance Committee provides oversight of the Company’s compliance practices
(including import compliance, export compliance, Bureau of Alcohol, Tobacco & Firearms compliance, anti-bribery and corruption compliance, modern slavery and anti-human trafficking compliance, labor and employment compliance, workplace safety, data privacy, lobbying compliance and antitrust compliance). Enterprise Risk and Compliance
Committee meetings are informed by management who maintain a risk dashboard to monitor company-wide risks and prioritize them based on potential likelihood and potential severity of impact to the Company. Risk mitigation strategies are tracked and reported on by management to the Enterprise Risk and Compliance Committee at least once a quarter.
Likewise, the Enterprise Risk and Compliance Committee reports to the full Board on the highest priority risks and mitigation strategies at least once a quarter.
The Mergers and Acquisitions and Capital Structure Committee typically meets at least quarterly and is responsible for oversight of risks relating to the Company’s merger, acquisition or other strategic investment activity or plans identified by the Company’s management. It also provides guidance and oversight on the Company’s financing decisions. The Mergers and Acquisitions and Capital Structure Committee reports regularly to the full Board regarding its activities.
Corporate Compliance and Governance Principles
Corporate Governance Guidelines
Our Corporate Governance Guidelines address a broad set of issues integral to sound governance:

+ Board structure and composition	+ Risk oversight
+ Director independence	+ Management performance and compensation
+ Evaluation of board leadership	+ Conflicts of interest
+ Majority voting for directors	+ Director retirement policy
+ Succession planning	+ Director orientation and continuing education
+ Director responsibilities
Axon Enterprise, Inc. | 2025 Proxy Statement | 22

Our Board reviews our Corporate Governance Guidelines periodically, updating them from time to time as regulatory requirements change and governance practices evolve. Our Nominating and Governance Committee is responsible for overseeing our Corporate Governance Guidelines and for reporting and making recommendations to our Board concerning corporate governance matters. Our Corporate Governance Guidelines are available at https://investor.axon.com/
Governance-Documents.
Succession Planning
The Nominating and Corporate Governance Committee engages in regular succession planning for the Board and executive officers of the Company and its subsidiaries, including in the ordinary course and in anticipation of a potential unexpected departure.  Effective succession planning is important to our long-term success, and the Board and our executive team is focused on development of internal talent and succession planning. The Board has the opportunity to meet with senior management of various levels and functions within Axon throughout the year, both through formal Board meetings and events and informal opportunities. This allows our Board members to better understand the longer-term succession planning goals and development of management for future growth.
Code of Ethics
We are proud of the values with which we conduct our business. All employees, officers, contractors and directors of Axon are required to abide by our Code of Ethics to help ensure that we consistently uphold the highest levels of business ethics and personal integrity in all transactions and interactions, both internally and in dealings with our customers, vendor and suppliers. We have also adopted a separate code of ethics for senior financial officers (the “Senior Financial Officer Code of Ethics”) that is applicable to the CEO, Chief Financial Officer, Corporate Controller, Vice President of SEC Reporting
and others performing similar functions. Our Audit Committee assists our Board in fulfilling its oversight responsibility as to our compliance with the goals and objectives in our Code of Conduct by reviewing and taking action regarding compliance processes, standards and controls and reviewing results of relevant audits and investigations.
Our Code of Ethics covers a broad range of topics, including:
+ Expectations to conduct all Company business in accordance with applicable laws, rules, and regulatory requirement;
+ Adherence to fair competition, anti-corruption, and data protection laws;
+ Prohibition of financial or other interests that might conflict with the best interests of the Company;
+ Strict restrictions on insider trading, including trading limitations that apply to all directors, officers and employees during designated periods;
+ Expectation to engage in honest, fair, and transparent dealings with customers, suppliers, competitors, and colleagues;
+ Commitment to equal employment opportunities and non-discrimination in hiring, promotions and workplace practices;
and
+ Prohibition of all forms of harassment, including sexual harassment, workplace bullying, and other inappropriate behavior.
Our Senior Financial Officer Code of Ethics covers a broad range of topics, including:
+ Requirements to bring any material information that may affect disclosure in public filings as well as any deficiencies in internal controls to the attention of the general counsel or CEO;
+ Prohibitions on actual or apparent conflicts of interest between personal and business relationships; and
+ Expectations to act with honesty and integrity.
A copy of the Company’s Code of Ethics and Senior Financial Officer Code of Ethics are published and available on our website at https://investor.axon.com/Governance-Documents. The Company intends to disclose any future amendments or waivers to the Code of Ethics and the Senior Financial Officer Code of Ethics that are required to be disclosed on the
Company’s website within four business days following the date of such amendment or waiver.
Shareholder Communications with Directors
Shareholders may communicate with members of the Board by mail addressed to the Chair, or any other individual member of the Board, to the full Board, or to a particular committee of the Board. In each case, such correspondence should be sent to the Company’s headquarters at 17800 North 85th Street, Scottsdale, AZ 85255. In general, any shareholder communication about bona fide issues concerning the Company delivered to the Corporate Secretary for forwarding to the Board or specified members will be forwarded in accordance with the shareholder’s instructions.
Axon Enterprise, Inc. | 2025 Proxy Statement | 23

DIRECTOR COMPENSATION
Members of the Board who are employees of the Company are not separately compensated for serving on the Board. Board compensation is reviewed periodically by the Company’s Compensation Committee. Non-employee directors of the
Company are paid $10,000 in cash per quarter and are eligible to receive annual grants of restricted stock units (“RSUs”)
with a grant date fair value equal to approximately $200,000 vesting on the one-year anniversary of the grant. New Board members are eligible to receive an initial grant of RSUs with a grant date fair value equal to approximately $200,000 in their first year of service vesting in equal annual installments over three years. The Chair of the Board receives an additional (i) $5,000 in cash per quarter and (ii) an annual grant of RSUs with a grant date fair value equal to approximately $20,000 vesting on the one-year anniversary of the grant date. Board members who provide any special
Board advisory consultations in their official capacity as Board members (other than Board and committee meetings) are compensated at the rate of $2,500 per day or $1,250 per half day, with no pay for travel days. All directors are reimbursed for reasonable expenses incurred in connection with their attendance at meetings.
In addition, for the fiscal year ended December 31, 2024, Board members serving on committees in either the chair or member capacity received fees as summarized in the following table:

Committee	Annual Chair Fee	Annual Member Fee
Audit	$25,000	$10,000
Compensation	15,000	7,500
Nominating and Corporate Governance	10,000	5,000
Mergers and Acquisitions and Capital Structure	10,000	6,000
Enterprise Risk and Compliance	10,000	6,000
The annual RSU awards are typically granted on the date of the Company’s annual meeting of shareholders. Directors have the option of deferring all or a portion of their cash compensation into the TASER International, Inc. Deferred
Compensation Plan, the Company’s non-qualified deferred compensation plan (the “Deferred Compensation Plan”).
During 2024, the Compensation Committee continued the use of compensation consulting firm Semler Brossy Consulting
Group, LLC (“Semler Brossy”), which provided research, data analyses and benchmarking in adjusting compensation for its directors. Semler Brossy provided director compensation data consistent with the peer group Semler Brossy identified in
2023 during our prior executive compensation review. The Compensation Committee’s compensation philosophy is to generally set director compensation at approximately the 50% benchmark to peers, adjusted every three years. As a result of the Compensation Committee's review during 2024, including with respect to the peer group information provided by
Semler Brossy, beginning in 2025, the Compensation Commitee determined that (i) the value of the annual grant of restricted stock units for non-employee directors of the Company will be increased to $260,000 and (ii) the annual Chair fee for the Compensation Committee will be increased to $25,000.
Axon Enterprise, Inc. | 2025 Proxy Statement | 24

The following table summarizes the compensation paid to non-employee directors for the fiscal year ended December 31,
2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	All Other Compensation ($) (5)	Total ($)
Current Directors
Erika Ayers Badan	$45,000	$199,354	$—	$244,354
Adriane Brown	63,500	199,354	—	262,854
Julie Cullivan (3)	65,000	199,354	—	264,354
Michael Garnreiter	86,250	219,380	—	305,630
Caitlin Kalinowski	56,000	199,354	—	255,354
Matthew McBrady	66,000	199,354	—	265,354
Hadi Partovi	61,000	199,354	—	260,354
Graham Smith	74,750	199,354	—	274,104
Jeri Williams	56,000	199,354	—	255,354
Former Director
Mark Kroll (4)	$52,500	$275,911	$111,117	$439,528
(1)Amounts in this column represent the aggregate grant date fair value of RSUs, computed in accordance with stock-based compensation accounting rules in Financial Accounting Standards Board Accounting Standards
Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”). The fair value of each RSU is the closing price of our common stock on the date of grant. Each of our current non-employee directors received an award of 657 RSUs on May 10, 2024, each of which will vest on the one-year anniversary of the grant on May
10, 2025. Mr. Kroll received an award of 919 RSUs on May 13, 2024, which will vest on the one-year anniversary of the grant date, in connection with the Kroll Consulting Agreement (as defined below). Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in the calculations of the grant date fair values for such awards are included in
Note 1 to our consolidated financial statements for the fiscal year ended December 31, 2024 within our 2024
Annual Report.
The following table shows the aggregate number of RSUs outstanding for each director as of December 31, 2024.

Name	Aggregate Restricted Stock Units Outstanding
Erika Ayers Badan	1,351
Adriane Brown	657
Julie Cullivan	657
Michael Garnreiter	723
Caitlin Kalinowski	657
Matthew McBrady	657
Hadi Partovi	657
Graham Smith	1,271
Jeri Williams	1,271
(2)Pursuant to his service as Chair of the Board, on May 10, 2024, Mr. Garnreiter received a grant of 66 shares, which will vest on the one-year anniversary of the grant date.
(3)Non-employee directors have the option of participating in the Deferred Compensation Plan through which participants may elect to postpone the receipt and taxation of a portion of their cash compensation. All gains or losses are allocated fully to participants and the Company does not guarantee a rate of return on deferred balances.
The Company does not make discretionary payments to the plan. There were no above-market returns for
Axon Enterprise, Inc. | 2025 Proxy Statement | 25

participants in the plan. Ms. Cullivan chose to participate in the Deferred Compensation Plan and elected to defer
$65,000 of earned compensation into the plan during the year ended December 31, 2024.
(4)Dr. Mark Kroll, who served on the Board since 2003, resigned from the Board effective as of the date of the 2024
Annual Meeting. In accordance with SEC rules, the compensation paid to Mr. Kroll in fiscal 2024 has been disclosed above. During his time on the Board, Dr. Kroll provided consulting services to the Company. In connection with his resignation from the Board, Dr. Kroll entered into a consulting agreement with the Company
(the “Kroll Consulting Agreement”) on May 13, 2024, pursuant to which he will continue to provide advisory consulting services to the Company, on an as-needed basis, for an initial two-year term.  Pursuant to the Kroll
Consulting Agreement, Dr. Kroll is paid a monthly retainer and will receive an annual grant of restricted stock units.
(5)Other compensation for Dr. Kroll represents fees for consulting services provided during his time on the Board and pursuant to the Kroll Consulting Agreement.
Director Stock Ownership Guidelines
The Board adopted stock ownership guidelines in December 2018. The stock ownership guidelines require that non-
employee directors hold Company stock equivalent to five times the dollar value of their base cash compensation; for 2024, this equates to $200,000. New non-employee directors have up to three years to meet this requirement. If a director falls below this requirement, he or she is not allowed to sell shares until the requirement is met.
Axon Enterprise, Inc. | 2025 Proxy Statement | 26

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company reviews all relationships and transactions in which the Company and its directors, director nominees, executive officers or their immediate family members are participants, to determine whether such persons have a direct or indirect material interest. Management is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions and for then determining, based on the facts and circumstances, whether the Company or a related party has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related party are disclosed in this proxy statement.
The Company has a written related party policy, which is included within the Audit Committee Charter, wherein the Audit
Committee reviews, approves or ratifies related party transactions in accordance with NASDAQ Listing Standards. It is the policy of the Company that all proposed transactions in excess of $120,000 between the Company and its directors, officers, 5% shareholders and their affiliates should be entered into or approved only if such transactions are on terms no less favorable to the Company than it could obtain from unaffiliated parties, are reasonably expected to benefit the
Company and are disclosed to the Audit Committee. The Audit Committee is authorized to consult with independent legal counsel at the Company’s expense in determining whether to approve any such transaction.
Axon Enterprise, Inc. | 2025 Proxy Statement | 27

SHARE OWNERSHIP
OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY
The following table sets forth information, as of March 31, 2025, with respect to beneficial ownership of the Company’s common stock by each current director or nominee for director, by each of our named executive officers as defined by Item
402(a)(3) of Regulation S-K (the “NEOs”), by all directors and executive officers as a group, and by each person who is known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock. The
Company believes that, except as otherwise described below, each named beneficial owner has sole voting and investment power with respect to the shares listed.

Name of Beneficial Owner (1)	Shares Beneficially Owned	Shares Acquirable Within 60 Days (2)	Total Beneficial Ownership	Percent of Class (3)
Beneficial Owners of More than 5%:
BlackRock, Inc. (4)	7,362,604	—	7,362,604	9.5%
The Vanguard Group (5)	7,930,811	—	7,930,811	10.2%

Directors and Named Executive Officers:
Patrick Smith (6)	2,900,883	20,931	2,921,814	3.8%
Hadi Partovi (7)	235,477	657	236,134	*
Michael Garnreiter	23,536	723	24,259	*
Julie Cullivan	1,735	657	2,392	*
Caitlin Kalinowski	6,272	657	6,929	*
Matthew McBrady	3,235	657	3,892	*
Adriane Brown	6,723	657	7,380	*
Graham Smith	1,608	657	2,265	*
Jeri Williams	663	657	1,320	*
Erika Ayers Badan	347	657	1,004	*

Joshua Isner	116,019	—	116,019	*
Brittany Bagley	26,458	—	26,458	*
Jeffrey Kunins	92,427	—	92,427	*
Cameron Brooks	—	7,827	7,827	*

All directors and executive officers as a group (14 persons)	3,415,383	34,737	3,450,120	4.4%
*Less than 1%
(1)Except as noted in Notes 4 and 5 below, the address of each person or group of persons listed above is c/o Axon
Enterprise, Inc., 17800 North 85th Street, Scottsdale, AZ 85255.
(2)Reflects the number of shares that could be purchased by exercise of options exercisable at March 31, 2025, or stock options or RSUs vesting within 60 days thereafter under the Company’s stock incentive plans.
(3)Based on 77,848,148 shares outstanding as of March 31, 2025. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons listed above, any security that such person or group has the right to acquire within 60 days of March 31, 2025 is deemed to be outstanding for the purpose of computing the percentage ownership of such person or group, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group.
Axon Enterprise, Inc. | 2025 Proxy Statement | 28

(4)Represents shares of the Company’s common stock beneficially owned based on the Schedule 13G/A filed on
February 5, 2025 by BlackRock, Inc. In such filing, BlackRock, Inc. lists its address as 50 Hudson Yards New
York, NY 10001, and indicates it has sole voting power with respect to 6,895,795 shares of the Company’s common stock, shared voting power with respect to no shares of the Company’s common stock, sole dispositive power with respect to 7,362,604 shares of the Company’s common stock, and shared dispositive power with respect to no shares of the Company’s common stock.
(5)Represents shares of the Company’s common stock beneficially owned based on the Schedule 13G/A filed on
February 13, 2024 by The Vanguard Group. In such filing, The Vanguard Group lists its address as 100 Vanguard
Blvd., Malvern, PA 19355, and indicates it has sole voting power with respect to no shares of the Company’s common stock, shared voting power with respect to 85,717 shares of the Company’s common stock, sole dispositive power with respect to 7,688,393 shares of the Company’s common stock, and shared dispositive power with respect to 242,418 shares of the Company’s common stock.
(6)Mr. Smith holds 6,193 shares of the Company’s common stock in a joint account with his spouse, over which Mr.
Smith has shared voting and investment power.
(7)Includes 209,691 shares of the Company’s common stock owned directly by Mr. Partovi in a standard margin account and pledged as collateral to secure certain personal indebtedness. Such pledge is exempt from the pledging limitation outlined in the Insider Trading Policy as it predates the effective date of such limitation. Based on daily trading volume and the collateral representation of these shares, in conjunction with other personal assets, the Board believes that this position does not pose a significant risk to shareholders or the Company.
Axon Enterprise, Inc. | 2025 Proxy Statement | 29

EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS
See “Governance—The Board of Directors” for biographical information for Patrick Smith, who is also our CEO.

Joshua Isner Title: President Joined Axon in 2009 Age: 39
As President, Mr. Isner is responsible for Axon’s execution and driving its growth — including top line execution and global expansion into new markets and new product categories — and managing other day-to-day functions. Mr. Isner joined Axon in 2009 as a member of Axon’s Leadership Development Program and quickly established a strong track record of delivering results. In 2014, Mr. Isner led Axon’s domestic body camera and cloud software sales team to a record year and was subsequently promoted to Executive Vice President of Global Sales. In 2018, he stepped into the role of Chief Revenue Officer, responsible for Axon’s global growth, customer service, professional services and sales operations, successfully driving annual growth rates in excess of 25%. Mr. Isner was tapped to be Axon’s Chief Operating
Officer in 2022 and was shortly thereafter promoted to President in 2023. He is a keen operational leader who drives discipline and prioritization across the business, and ensures that Axon is aggressively pursuing our total addressable market opportunity, supported by a world-class team. Mr. Isner has a B.S. in Government & Political Science from
Harvard University.

Brittany Bagley Title: Chief Operating Officer and Chief Financial Officer Joined Axon in 2022 Age: 41
Ms. Bagley serves as Axon’s Chief Operating Officer and Chief Financial Officer with responsibility for further integrating Axon’s financial functions with its operations, including manufacturing, supply chain and enterprise. Ms.
Bagley is also responsible for driving operational improvements to contribute to the strength of Axon’s income statement, balance sheet and statement of cash flows, including through more streamlined management of cost of goods sold, inventory and working capital. She joined the Company’s management team in September 2022 after serving as Chief
Financial Officer of Sonos, Inc. since April 2019. Ms. Bagley also served on the board of directors of Sonos, Inc. from
September 2017 to April 2019. From December 2017 to April 2019, Ms. Bagley served as a Managing Director of
Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), a global investment firm, and previously served in other roles at KKR from July 2007 to December 2017. Prior to joining KKR, Ms. Bagley was an analyst at The
Goldman Sachs Group, Inc., an investment banking firm. Ms. Bagley has served on the board of directors of Aurora
Innovation, Inc., a self-driving technology company, since July 2021 and is currently the chair of its audit committee and a member of its compensation committee. Ms. Bagley holds a B.A. in Economics, magna cum laude, from Brown
University.

Axon Enterprise, Inc. | 2025 Proxy Statement | 30

Jeffrey Kunins Title: Chief Product Officer and Chief Technology Officer Joined Axon in 2019 Age: 50
Mr. Kunins leads Axon’s global product, software and hardware engineering, artificial intelligence, design and security teams — building Axon’s complete product suite, including body and in-car cameras, non-lethal de-escalation tools such as TASER energy weapons, and Software-as-a-Service platforms for digital evidence management, productivity and real-
time operations. Since joining Axon in September 2019, Mr. Kunins has driven transformational expansion and up-
leveling of Axon’s global research and development organization and its ability to invent and deliver at scale. Prior to
Axon, Mr. Kunins served as Vice President of Alexa Entertainment at Amazon from February 2018. Mr. Kunins served as the Vice President of Kindle at Amazon from March 2014 to February 2018. Prior to Amazon, Mr. Kunins served as
General Manager (“GM”) of Product and Design at Skype, GM of Windows Live Messenger at Microsoft and Vice
President of Product at Tellme Networks, Inc. Mr. Kunins has a B.S. in Information & Decision Systems from Carnegie
Mellon University.

Cameron Brooks Title: Chief Revenue Officer Joined Axon in 2024 Age: 55
Mr. Brooks leads the strategy and execution of all sales and services at Axon. Prior to Axon, Mr. Brooks was General
Manager of Europe, Middle East and Africa Public Sector for Amazon Web Services (“AWS”) where he served since
December 2017. Prior to AWS, Mr. Brooks served in various key roles at IBM, including Director of Public Sector for
IBM’s Watson Group, Public Sector Leader for IBM’s Middle East & Africa organization, and the Director of IBM’s
Government Healthcare business. Mr. Brooks holds a B.S. in Electrical Engineering from the University of Waterloo,
Canada, and MS and PhD degrees in Electrical Engineering from the University of Michigan. He also holds an MBA degree from the New York University Stern School of Business.

Each executive officer serves at the discretion of our Board of Directors and we have entered into employment-related agreements with each of the executive officers listed above. These agreements require notice of termination by the
Company in certain situations that are described in further detail in this proxy statement. See “Executive Compensation—
Compensation Discussion and Analysis—Employment Agreements and Other Arrangements with NEOs.”
Axon Enterprise, Inc. | 2025 Proxy Statement | 31

COMPENSATION DISCUSSION AND ANALYSIS
Our Named Executive Officers
The purpose of this Compensation Discussion and Analysis is to provide material information about our compensation objectives and policies, with a focus on explaining and providing context for the material elements of the disclosure which follows in this proxy statement with respect to the compensation of our NEOs in fiscal year 2024. Each of our five executive officers is an NEO for fiscal year 2024:
•Patrick Smith, our CEO;
•Joshua Isner, our President;
•Brittany Bagley, our Chief Operating Officer and Chief Financial Officer;
•Jeffrey Kunins, our Chief Product Officer and Chief Technology Officer; and
•Cameron Brooks, our Chief Revenue Officer
Our Compensation Philosophy
The Compensation Committee oversees matters relating to the fair and competitive compensation of our NEOs and non-
employee directors, together with matters relating to our compensation plans, policies and programs. The Compensation
Committee believes our executive compensation program should be market competitive to attract and retain highly qualified individuals who are capable of making significant contributions critical to our long-term success, and predominately delivered in the form of performance-based awards, including equity-based awards, which are designed to promote incentives that are aligned with long-term shareholder interests. The objectives of our NEO compensation programs include:
•Attracting and retaining highly qualified individuals who are capable of making significant contributions critical to our long-term success;
•Promoting a performance-oriented environment that encourages Company and individual achievement;
•Rewarding NEOs for long-term strategic management and the enhancement of shareholder value;
•Strengthening the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the achievement of specified corporate and personal performance goals; and
•Aligning long-term management interests with those of shareholders, including through long-term at-risk pay
At the 2024 Annual Meeting, shareholders approved the Amended and Restated 2022 Stock Incentive Plan, the 2024
Employee XSP and the 2024 CEO Performance Award (each as defined below), as well as vote on our overall compensation program for fiscal year 2023 (referred to as the “say-on-pay” vote). The grants that were made in accordance with shareholder approval are detailed below.
2024 Compensation Reflected Axon’s Strong 2024 Performance
Our financial and business highlights for 2024 include the following:
•Annual revenue grew 33% to $2.1 billion, marking our third consecutive year of 30%+ annual growth
•Annual recurring revenue grew 37% to $1.0 billion
•Annual net income of $377 million supported Adjusted EBITDA of $521 million
•Shipped more than 200,000 TASER devices, 300,000 body cameras and over 9 million cartridges
2024 marked the start of several new long-term equity compensation programs with our shareholders’ approval of the
Amended and Restated 2022 Stock Incentive Plan, the 2024 Employee XSP and the 2024 CEO Performance Award, the
details of which are described below. Because of our focus on our new long-term incentive programs, we made limited adjustments to annual salary and annual cash incentive bonus programs in 2024.
•Annual salaries remained unchanged in 2024 with the exception of Mr. Isner and Mr. Kunins, who received increases commensurate with their promotions during 2023, as discussed in the prior year Proxy Statement.
Axon Enterprise, Inc. | 2025 Proxy Statement | 32

•Annual cash incentive program paid out at 131.7% for our NEOs (other than our CEO who did not receive a
Company bonus), which aligns with our strong financial performance highlighted above and the outperformance of key performance indicators: revenue, Adjusted EBITDA margin, new market bookings and new product adoption.
Components of Executive Compensation and Initial 2024 Target Direct Compensation
We utilize various cash and non-cash compensation methods. The principal components of compensation in 2024 for our
NEOs (other than the CEO) consist of the following:
•Annual salary;
•Annual cash incentive bonus; and
•Long-term equity compensation in the form of performance-based XSUs and service-based RSUs.
Each of these components is discussed further below. In addition, we offer benefit plans and retirement programs to our executives. Any decision to materially increase compensation is based upon the objectives listed above, taking into account all forms of compensation and individual achievement of performance goals. Decisions regarding the CEO’s compensation are made by the Compensation Committee and reflect the same considerations used for the other NEOs. With respect to
CEO compensation, the primary component of our CEO's compensation is the 2024 CEO Performance Award, which encourages long-term shareholder value creation via pre-set metrics and performance hurdles, along with stock price appreciation. Under the terms of the CEO Employment Agreement (as defined below), Mr. Smith receives a base salary at the minimum wage rate in the amount of $31,201, and is not entitled to any annual bonus or other short-term incentives.
The table below shows the composition of each NEO’s annualized target total direct compensation at the beginning of
2024. For details on total compensation earned by our NEOs, see “Executive Compensation—2024 Summary
Compensation Table.”

2024	Annual Salary (1)		Annual Target Cash Incentive Compensation (2)		Long-term Target Equity Compensation-- XSUs (3)		Long-term Target Equity Compensation-- RSUs (4)		Target Total Direct Compensation
Name	$	% Total	$	% Total	$	% Total	$	% Total	$
Patrick Smith	$31,201	0.4%	$—	—%	$7,143,000	99.6%	$—	—%	$7,174,201
Joshua Isner	500,000	4.1	500,000	4.1	5,000,000	40.5	6,320,000	51.3	12,320,000
Brittany Bagley	450,000	6.9	600,000	9.2	2,250,000	34.6	3,200,000	49.3	6,500,000
Jeffrey Kunins	350,000	6.6	350,000	6.6	1,518,000	28.6	3,082,000	58.2	5,300,000
Cameron Brooks	400,000	8.4	600,000	12.6	1,500,000	31.6	2,250,000	47.4	4,750,000
(1)Annual salary effective January 1, 2024, except for Mr. Brooks, whose effective start date was April 1, 2024. In addition to the annual salary presented above, Mr. Brooks received a signing bonus of $300,000.
(2)Presented at target levels. For details on the actual total annual cash incentive compensation earned by our NEOs, see detail under “2024 Annual Cash Incentive Program.”
(3)Reflects the annual target value of the 2024 CEO Performance Award granted to Mr. Smith and the value of the awards granted under the 2024 Employee XSP to Mr. Isner, Ms. Bagley, Mr. Kunins and Mr. Brooks, as discussed in more detail under “Components of Executive Compensation—Long-Term Performance-Based Equity
Compensation—2024 CEO Performance Award” and “—2024 eXponential Stock Plan.” These grants had an annual target value of $7,143,000, 5,000,000, 2,250,000, 1,518,000, and 1,500,000, respectively, prior to the risk multiplier of three and the duration multiplier of seven. The amounts in the table represent the amount of annual target compensation that the executives have elected to receive over a seven-year period (2024 to 2030) in the form of XSUs. For the aggregate grant date fair value of such awards, refer to the Summary Compensation Table.
(4)Reflects the grant date fair value of RSUs that were granted in September 2023 and were intended to serve as
2024 compensation awards for Mr. Isner, Ms. Bagley and Mr. Kunins. For Mr. Brooks, this amount reflects the grant date fair value of service-based RSUs granted in April 2024 in connection with his employment agreement which were intended to serve as 2024 compensation awards as discussed in more detail under “Executive
Compensation — 2024 Grants of Plan-Based Awards”. These figures do not include the grant date fair value of
Axon Enterprise, Inc. | 2025 Proxy Statement | 33

the Contingent RSUs that were granted to Mr. Isner, Ms. Bagley and Mr. Kunins in December 2023 and to Mr.
Brooks in April 2024 which were intended to serve as 2024 compensation in the event that the 2024 Employee
XSP was not approved by shareholders, because those Contingent RSUs were forfeited in connection with the approval of the 2024 Employee XSP in May 2024. The amounts of the corresponding XSU grants have been included in the “Long-term Target Equity Compensation—XSUs” column. See “Long-Term Service-Based
Equity Compensation” section for additional information.
Annual Salary
Other than with respect to our CEO, salaries for NEOs are reviewed periodically, as well as at the time of a promotion or other changes in responsibilities. Consistent with our goal for overall compensation, we set salaries at a competitive level to ensure we can attract and retain our executives. There is no set percentile of market that we use and executive salaries vary in their positioning to market depending on factors that may include tenure with the Company, results of personal, department and corporate performance, complexity and scope of the executive’s responsibilities, and the perceived detrimental effects to the Company that may result from such executive’s departure. The base salaries of our NEOs, other than the CEO, reflect input from the CEO and are approved by the Compensation Committee after considering compensation salary trends, total performance, overall level of responsibilities and compensation levels for comparable positions in the market for executive talent based on salary surveys and compensation data from peer comparator group companies.
For 2024, Mr. Isner and Mr. Kunins received salary increases of 17.6% and 7.7%, respectively, effective January 1, 2024, reflecting their expanded responsibilities and expected value contributions following their promotions in fiscal 2023. No other NEOs received salary increases in 2024.
2024 Annual Cash Incentive Program and 2024 Annual Cash Incentive Payouts
The objective of the annual cash incentive program has been to provide executives with a short-term, competitive cash compensation opportunity, as well as to align executive rewards with Company performance. Each year, the Compensation
Committee reviews the framework for the annual cash incentive program, including the potential metrics and associated weightings and goals, and approves these metrics and any additional metrics to the extent used to determine the payouts to our NEOs. The Compensation Committee ensures the goals that are set at the beginning of the year are viewed as challenging but achievable to help support execution against our annual financial and operational priorities to drive long-
term shareholder value. For decisions made regarding the 2025 annual cash incentive program, see “Shareholder
Engagement and Forward-Looking Compensation Decisions for 2025”.
Payouts to our NEOs (other than our CEO) under the 2024 annual cash incentive program were based on the achievement of Company-wide annual financial and operational goals. The Compensation Committee believes the criteria for the annual cash incentive program were challenging but achievable.

2024 Financial and Operational Goals
Metric	Threshold	Target	Maximum	Actual	Weight	Weighted Payout

($ in millions)
Revenue(1)	$1,443.8	$1,925.0	$2,115.0	$2,040.0	30.0%	39.1%
Adjusted EBITDA Margin(1)	16.9%	22.5%	23.5%	26.1%	30.0	45.0%
New Market Bookings	$750.0	$1,000.0	$1,250.0	$1,002.0	20.0	20.1%
New Product Adoption	41.4%	55.2%	62.2%	60.5%	20.0	27.6%
Actual attainment/plan payout					100%	131.7%
(1)Revenue and Adjusted EBITDA metrics exclude the impact of acquired entities in 2024.
The annual financial and operational goals were based on revenue, Adjusted EBITDA margin, new market bookings and new product adoption. These metrics each had a threshold, target and maximum goal with corresponding base payouts of
75%, 100% and 150% of target, respectively. Achievement of the 2024 cash incentive program metrics was measured after the Company determined its earnings for 2024.
Axon Enterprise, Inc. | 2025 Proxy Statement | 34

The actual annual cash incentive program payouts to our NEOs for 2024 were as follows:

	Annual Target Cash Incentive Compensation	Payout %	Cash Payout
Joshua Isner	$500,000	131.7%	$658,500
Brittany Bagley	$600,000	131.7%	$790,200
Jeffrey Kunins	$350,000	131.7%	$460,950
Cameron Brooks(1)	$600,000	131.7%	$576,393
(1)Mr. Brooks’ cash payout was pro-rated based on the amount of time he was employed by the Company during
2024. The payout amount for Mr. Brooks was converted from euros to U.S. dollars based on the exchange rate on the respective payout date.
Long-Term Performance-Based Equity Compensation
The Compensation Committee believes that our NEOs should be incentivized by compensation structures that encourage measured risk taking with the aim of long-term, sustained shareholder value creation. As such, our compensation plans balance operational metrics with stock price performance, alongside the goal of retaining key executive talent.
In alignment with our Compensation Committee, on May 10, 2024 our shareholders approved the following three proposals that align with our compensation philosophy that supports the Company’s long-term growth strategy and drives strong alignment with shareholder interest (each described in further detail below):
•2024 CEO Performance Award
•2024 eXponential Stock Plan
•Amended and Restated 2022 Stock Incentive Plan
2024 CEO Performance Award
The Board of Directors granted our CEO a performance-based grant of XSUs (the “2024 CEO Performance Award”), which was submitted to our shareholders for approval and subsequently approved by our shareholders on May 10, 2024.
The 2024 CEO Performance Award is performance-based and contingent upon the achievement of both stock price and operational performance hurdles, subject to certain continued service requirements. The Compensation Committee established a notional value for the 2024 CEO Performance Award of $150 million, representing approximately $7 million of annual target long-term incentive value over the seven-year term of the CEO Employment Agreement (as defined below), with a risk multiplier of three.
Simplified Formula: [($7 million annual value) x (7-year term)] x risk multiplier of 3 → approximately $150 million
The number of shares subject to the XSU award was calculated by dividing the notional value by a 90-day volume weighted average price per share of Company common stock as of the day preceding the grant date.
2024 eXponential Stock Plan
On May 10, 2024, our shareholders approved the Axon Enterprise, Inc. 2024 eXponential Stock Plan (the “2024 Employee
XSP” or “XSP 2.0”), which provides for XSU awards to employees (other than our CEO), and grants of XSUs to our
NEOs (other than the CEO).The XSU awards are performance-based and contingent upon the achievement of the same stock price and operational performance hurdles as the 2024 CEO Performance Award, subject to certain continued service requirements. The number of shares subject to each XSU award was calculated by dividing the notional value of the award determined by the Compensation Committee by a 90-day volume weighted average price per share of Company common stock as of the day preceding the grant date.
The Company intends to continue granting XSUs in place of long-term performance-based RSUs given the strong alignment with shareholder experience requiring meaningful growth in both stock price and operational performance. The
2024 Employee XSP recognizes Axon’s global growth potential and is designed to motivate our employees who are instrumental to the innovation and development of Axon’s new products and who continue to deliver exceptional value to
Axon Enterprise, Inc. | 2025 Proxy Statement | 35

Axon. The program includes seven substantially equal tranches that will vest upon certification by the Compensation
Committee upon achievement of three independent vesting conditions, described in the following table:

	Operational Goals(1) (in millions)				Stock Price Goal		Minimum Service Requirement
Tranche	Revenue		Adj. EBITDA(2)				2024 Employee XSP	2024 CEO Performance Award	Goal Expiration
1	$1,834	or	$382	and	$247.40	and	June 2025	December 2028	December 31, 2026
2	2,293	or	497	and	309.25	and	December 2025	December 2028	December 31, 2027
3	2,866	or	644	and	386.56	and	June 2026	December 2029	December 31, 2028
4	3,583	or	834	and	483.20	and	December 2026	December 2029	December 31, 2029
5	4,479	or	1,077	and	604.00	and	June 2027	December 2030	December 31, 2030
6	5,599	or	1,389	and	755.00	and	December 2027	December 2030	December 31, 2031
7	6,999	or	1,739	and	943.75	and	June 2028	December 2030	December 31, 2032
(1) Operational goals are measured, as of any date, for the previous four consecutive fiscal quarters, beginning with the Company's first full fiscal quarter ending after the fiscal quarter in which the grant date occurred.
(2)In connection with certain acquisitions which were completed during fiscal year 2024, the Adjusted EBITDA goals were adjusted as of December 31, 2024 as required by the terms of the 2024 Employee XSP and 2024 CEO
Performance Award, subject to adjustments as required by the terms of the 2024 Employee XSP and 2024 CEO
Performance Award.
The following table sets forth the awards under the 2024 CEO Performance Award and the 2024 Employee XSP made to our NEOs in respect of 2024:

Named Executive	Number of XSUs Awarded	Grant Date Fair Value	Vested Shares (1)
Patrick Smith	679,102	$164,463,091	—
Joshua Isner	475,372	$113,705,689	—
Brittany Bagley	213,918	$51,167,752	—
Jeffrey Kunins	144,323	$34,521,146	—
Cameron Brooks	110,667	$26,352,931	—
(1)The performance metrics for tranches 1 and 2 of the 2024 Employee XSP and 2024 CEO Performance Plans were certified as achieved by the Compensation Committee on March 24, 2025. However, due to minimum service requirements, no shares are considered vested as of March 31, 2025.
Prior Programs
In 2018 and 2019, respectively, our shareholders approved the grant of a performance-based stock option award to our
CEO (the “2018 CEO Performance Award”) and grants of XSUs under the 2019 eXponential Stock Performance Plan (the
“2019 XSPP”). The 2018 CEO Performance Award consisted of 12 tranches with a vesting schedule based entirely on the attainment of both market capitalization goals and operational goals, assuming our CEO’s continued employment and service through each goal attainment date. Grants under the 2019 XSPP also consisted of 12 tranches of XSUs subject to market capitalization goals and operational goals. The 2019 XSPP was broad-based: all eligible full-time U.S. employees
(other than our CEO) were granted XSUs, and certain employees, including our NEOs (other than our CEO) had the opportunity to elect to allocate a percentage of their future target compensation and receive additional XSUs. As of June
30, 2023, all 12 tranches under the 2018 CEO Performance Award and the 2019 XSPP had vested.
Long-Term Service-Based Equity Compensation
On May 10, 2024, our shareholders approved the Amended and Restated 2022 Stock Incentive Plan (the “2022 Plan”). In
addition to the long-term performance-based equity awards described above, the Compensation Committee believes that
Axon Enterprise, Inc. | 2025 Proxy Statement | 36

service-based equity compensation under the 2022 Plan with multi-year vesting periods ensures that our NEOs have a continuing stake in our long-term success, given the heightened risk-reward orientation of the XSUs.
As discussed in our prior year Proxy Statement, the Compensation Committee granted contingent RSUs (“Contingent
RSUs”) to Ms. Bagley and Messrs. Isner and Kunins in December 2023 in anticipation of the outcome of Proposal No. 3.
(relating to shareholder approval of the 2024 Employee XSP) at our 2023 Annual Meeting and Mr. Brooks was granted
Contingent RSUs in April 2024. Upon shareholder approval of the 2024 Employee XSP at the 2024 Annual Meeting, the
Contingent RSUs were forfeited and replaced with XSU grants under the 2024 Employee XSP.
In determining the total number of RSUs to award to each NEO (other than our CEO), the Compensation Committee considered, among other things, the strategic objectives of the Company over the next three years and the practice of peer comparator companies.
The following table sets forth the service-based RSU awards made to our NEOs in respect of 2024:

Named Executive	Number of Service-based RSUs Awarded	Grant Date Fair Value
Patrick Smith	—	$—
Joshua Isner (1)	10,279	$3,149,794
Brittany Bagley (1)	3,213	$984,560
Jeffrey Kunins (1)	2,185	$669,550
Cameron Brooks (2)	23,715	$7,384,140
(1)The RSUs granted to Ms. Bagley and Messrs. Isner and Kunins were intended to compensate these executives for the value equivalent to their on-target-earnings otherwise allocated to XSUs in the six-month period following their promotions from July 1 through December 31, 2023. These RSUs vested in September 2024.
(2)The RSUs granted to Mr. Brooks will vest as to one-third of the RSUs in May 2025, and the remaining two-thirds of the RSUs will vest in eight substantially equal installments in August and November of 2025, March, May,
August and November of 2026, and March and May of 2027, subject to Mr. Brooks’ continued employment with the Company through each applicable vesting date.
Axon Enterprise, Inc. | 2025 Proxy Statement | 37

Shareholder Engagement and Forward-Looking Compensation Decisions for 2025
2024 Shareholder Engagement Outreach Efforts

Number of shareholders contacted:	Percent of Outstanding Shares Contacted:	Percent of Outstanding Shares Engaged:
>30	~60%	40%
The Compensation Committee values ongoing engagement with shareholders and carefully considers their feedback.
Axon’s current executive compensation program reflects enhancements made over the past five years in response to shareholder input, particularly around aligning pay with performance and ensuring our compensation design drives long-
term shareholder value. Seeking feedback on our 2023 say-on-pay vote, we launched an expanded shareholder outreach initiative during both the spring and fall of last year. Our goal was to better understand shareholder concerns and gather input on desired changes to our executive compensation program. As part of this initiative, members of the Compensation
Committee and executive leadership team held direct conversations with shareholders to ensure that their perspectives were heard and thoughtfully considered.
In Fall 2024, we conducted follow-up outreach, offering to engage with our top 25 shareholder groups to hear any additional views. We also connected with investors outside of the top 25 who we had not reached in Spring 2024, broadening the scope of our engagement.
The following table shows the composition of each NEO’s total target direct compensation for 2025. Other than with respect to Mr. Isner, as described below, total target direct compensation for each NEO remained the same as of 2024:

2025	Annual Salary		Annual Target Cash Incentive Compensation		Long-term Target Equity Compensation-- XSUs (1)		Long-term Target Equity Compensation-- RSUs (2)		Target Total Direct Compensation
Name	$	% Total	$	% Total	$	% Total	$	% Total	$
Patrick Smith	$31,201	0.4%	$—	—%	$7,143,000	99.6%	$—	—%	$7,174,201
Joshua Isner (3)	125,000	1.1	425,000	3.6	5,000,000	42.1	6,320,000	53.2	11,870,000
Brittany Bagley	450,000	6.9	600,000	9.2	2,250,000	34.6	3,200,000	49.3	6,500,000
Jeffrey Kunins	350,000	6.6	350,000	6.6	1,518,000	28.6	3,082,000	58.2	5,300,000
Cameron Brooks	400,000	8.4	600,000	12.6	1,500,000	31.6	2,250,000	47.4	4,750,000
(1)Reflects the value of the 2024 CEO Performance Award granted to Mr. Smith and the value of the awards granted under the 2024 Employee XSP to Mr. Isner, Ms. Bagley, Mr. Kunins and Mr. Brooks, as discussed in more detail under “Components of Executive Compensation—Long-Term Performance-Based Equity Compensation—2024
CEO Performance Award” and “—2024 eXponential Stock Plan.” The grants had an annual target value of
$7,143,000, $5,000,000, $2,250,000, $1,518,000 and $1,500,000, respectively, prior to the risk multiplier of three and the duration multiplier of seven, and were granted in lieu of traditional performance-based RSUs. Represents the amount of annual target compensation that the executives elected to receive over a seven-year period (2024 to
2030) in the form of XSUs. As the XSUs granted under the 2024 CEO Performance Award and the 2024
Employee XSP are intended to cover a seven-year period, no additional XSUs are expected to be granted during
2025.
(2)Reflects the grant date value of RSUs vesting in 2025 that were granted in September 2023 for Ms. Bagley and
Messrs. Isner and Kunins, and granted in April 2024 for Mr. Brooks, which are intended to serve as 2025 compensation awards.
(3)Mr. Isner and the Compensation Committee agreed that Mr. Isner would receive a reduced amount of annual cash compensation during 2025 in exchange for the Company authorizing his use of private air travel for business purposes in certain circumstances not currently covered by our utilization policy.
The Compensation Committee is committed to a compensation philosophy that supports the Company’s long-term growth strategy and drives strong alignment with shareholder interests. Time- and performance-based equity awards are a core component of this philosophy and reflect the Committee’s belief that long-term equity incentives are essential to retaining and motivating executive talent to deliver sustained performance. In connection with prior year's executive promotions, the
Axon Enterprise, Inc. | 2025 Proxy Statement | 38

Company elected to set multi-year compensation terms—rather than make annual adjustments—to provide clarity and focus for both management and shareholders. The pay levels disclosed above are intended to remain relatively consistent over the next several years. As a general matter, a substantial majority of executive compensation is performance-based
(and approximately 100% in the case of the CEO), reinforcing our pay-for-performance philosophy and aligning compensation outcomes with the creation of long-term shareholder value. The Company has also committed to a 3%
annual dilution target from stock based compensation expense, with these performance based plans specifically designed to stay within this threshold.
Strong Governance in Determining Executive Compensation
Our Compensation Committee is currently composed of four independent directors: Hadi Partovi (Chair), Adriane Brown,
Michael Garnreiter and Graham Smith. The Compensation Committee makes the sole decision regarding compensation for the CEO and each other NEO.
Members of management also attended these meetings, although the CEO and each other NEO were not present during voting or deliberations on his or her compensation. The Compensation Committee generally receives and reviews materials in advance of each meeting. Depending on the agenda for the particular meeting, materials may include:
•Financial reports;
•Reports on levels of achievement of corporate performance objectives;
•Schedules setting forth the total compensation of the NEOs, including base salary, cash incentives, equity awards, perquisites and other compensation and any potential amounts payable to the NEOs pursuant to employment, severance and change of control agreements;
•Summaries that show the NEOs’ total accumulated stock awards and stock option holdings;
•Information regarding compensation paid by comparable companies identified in executive compensation surveys;
•Reports from consultants and advisors to the Compensation Committee, including Semler Brossy; and
•During 2024, the Compensation Committee also considered effect of the Revision on our executive compensation programs, as described under “Clawback Policy” below.
Our executive management supports the Compensation Committee in carrying out its responsibilities by preliminarily outlining compensation levels for NEOs, administering our compensation plans, policies and programs, and providing data to the Compensation Committee for analysis. Periodically, compensation is initially proposed by the CEO for each executive (excluding the CEO), consisting of annual base salary, annual cash incentive compensation and long-term equity compensation, which is then provided to the Compensation Committee for review and approval.
Our Compensation Committee has sole authority to engage the services of outside consultants and advisors, as it deems necessary or appropriate in the discharge of its duties and responsibilities. The Compensation Committee has budgetary authority to authorize and pay for the services of outside consultants and advisors, and such consultants and advisors report directly to the Compensation Committee.
The Compensation Committee’s compensation philosophy is to generally set executive and director compensation at approximately the 50% benchmark to peers and engage a compensation consulting firm to provide research, data analyses, benchmarking and design expertise in reviewing and structuring compensation programs for the Company’s NEOs generally every three years, which began in 2018. Compensation generally stays flat in the interim years between compensation studies although adjustments may be made if appropriate based on individual performance, Company performance, relative shareholder returns and other relevant considerations. The Compensation Committee also considers the results of the Company’s say-on-pay vote for the prior year to ensure that its decisions and the Company’s executive compensation programs for the Company’s NEOs are aligned with long-term shareholder interests. For more detail regarding how the results of the most recent shareholder advisory vote on executive compensation were considered in making this year’s compensation decisions, see “Overview and Summary; Consideration of Prior Year Say-on-Pay Vote”
in Proposal No. 2.
Peer Comparator Group
The scope of Semler Brossy’s review in 2023 included determining an appropriate comparator group to which to compare the Company’s executive compensation, based primarily on the following criteria: technology industry sector, revenue and
Axon Enterprise, Inc. | 2025 Proxy Statement | 39

revenue growth, valuation multiple and market capitalization. Semler Brossy selected public technology companies with revenues between $435 million and $4 billion and three-month average market capitalization between $4 billion and $65 billion. We focused on including companies with similar revenue growth profiles.
Based on Semler Brossy’s analysis, the Compensation Committee selected the following comparator group when reviewing executive compensation for 2024:

Alarm.com Holdings, Inc.	Fair Isaac Corporation	Procore Technologies
ANSYS	HEICO Corporation	PTC Inc.
Aspen Technology, Inc.	HubSpot	Samsara
Crowdstrike	MongoDB, Inc.	Tyler Technologies Inc.
Datadog	Palantir Technologies	Zscaler
Dynatrace, Inc.	Paycom Software, Inc.
Elastic N.V.	Paylocity Holding Corporation
In addition to the comparator group, to supplement the executive compensation information where publicly disclosed information was limited, Semler Brossy provided executive compensation information for the NEOs using a survey sample of technology companies with over $1 billion in revenue.
Compensation Policies and Practices
The Compensation Committee assists the Board of Directors in addressing matters relating to the fair and competitive compensation of our NEOs and non-employee directors, together with matters relating to our other compensation practices and policies. The most important policies applicable to our NEOs are described below.
Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of securities of Axon by the Company, directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy states, among other things, that the
Company and our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy filed as an exhibit to our 2024 Annual Report.
NEO Stock Ownership Guidelines
The Board adopted stock ownership guidelines in December 2018. NEOs are required to own at least 50,000 shares of the
Company’s stock. For purposes of these guidelines, stock ownership includes shares for which the executive has direct or indirect ownership or control, including Axon common stock plus vested and unvested Axon stock options and RSUs, including unvested performance-based RSUs and XSUs. Executives are expected to meet their ownership guidelines once they have received enough grants to add up to the required minimum.
Policy Regarding Hedging and Pledging Transactions
The Company’s Insider Trading Policy, which applies to all employees and directors, prohibits hedging and similar transactions designed to decrease the risks associated with holding Company securities. Our pledging policy limits pledges to 25% of a party’s total stock holdings at the time such loan(s) was originated. Any pledges in existence prior to the adoption of such pledging policy are not subject to the 25% limitation, and any pledging arrangements must comply with all applicable insider trading policies and pre-clearance procedures.
Clawback Policy
In accordance with SEC rules and NASDAQ Listing Standards, we adopted an incentive compensation recovery policy
(the “Clawback Policy”), effective as of December 1, 2023. Pursuant to the Clawback Policy, Axon is required to recover or “clawback” any erroneously awarded incentive-based compensation received by its executive officers on or after
October 2, 2023, in the event that it is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an
Axon Enterprise, Inc. | 2025 Proxy Statement | 40

error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
In preparing the condensed consolidated financial statements as of September 30, 2024, we identified errors in our previously issued financial statements related to our historical conclusions of principal vs. agent accounting of certain reseller arrangements under ASC 606. The identified errors impacted our previously issued 2021 and 2022 annual financial statements, 2023 quarterly and annual financial statements, and 2024 quarterly financial statements through June 30, 2024.
As such, we made adjustments to correct the prior period amounts presented in our 2024 Annual Report. Furthermore, we made adjustments to correct for other previously identified immaterial errors, as described in Notes 23 and 24 to our consolidated financial statements for the fiscal year ended December 31, 2024 within our 2024 Annual Report (the
“Revision”).
Under the Clawback Policy, we are required to recover any erroneously paid incentive-based compensation “received” by executive officers during the three fiscal years preceding a restatement or revision. As a result of the Revision, we conducted an analysis regarding whether recovery would be required in accordance with the Clawback Policy. We concluded that awards under our 2018 CEO Performance Award and 2019 XSPP were not subject to potential clawback as all amounts were received prior to October 2, 2023. Furthermore, awards under our 2024 Employee XSP and 2024 CEO
Performance Award were not subject to potential clawback because no payments had been made under the programs prior to the Revision.
Accordingly, we concluded that only the annual cash incentives in respect of fiscal year 2023 were affected by the Revision and subject to potential clawback under the Clawback Policy. Of the four metrics that determined cash incentive payouts in respect of fiscal 2023, only Revenue and Adjusted EBITDA margin were affected by the Revision. Although the Revision resulted in a reduction in Revenue, the total payout remained at the 200% maximum. Furthermore, the Revision resulted in an increase to Adjusted EBITDA margin, which would have led to a greater payout of the 2023 cash incentives if based on the revised financial statements. Therefore, we concluded that no recovery of erroneously awarded incentive-based compensation was required as a result of the Revision.
The Audit Committee is actively overseeing the ongoing remediation efforts. Through collaboration with management, our internal auditors and our independent auditors, the Audit Committee has and will continue to monitor and evaluate the effectiveness of remediation efforts throughout the fiscal year ending December 31, 2025. Regular updates on progress have been and will continue to be provided to the Board, with the Audit Committee ensuring management’s remediation efforts are completed as soon as practicable. Please see our 2024 Annual Report for additional information regarding our remediation efforts.
Equity Grant Practices
The Company does not have a formal policy relating to the timing of equity grants, but in practice seeks to avoid granting awards within four days of the release of material, nonpublic information.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and officers, and holders of more than 10 percent of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our common stock and other equity securities of the Company. We believe that, during the year ended December 31, 2024, all such reports that were required to be filed under Section 16(a) were timely filed, except one report relating to an October 2, 2024 transfer of stock by Mr. Partovi, which was filed late on October 8, 2024 due to an administrative error. In making such statement, we have relied upon examination of the copies of Forms 3, 4, and 5 provided to us and the written representations of our directors and executive officers.
Employment Agreements and Other Arrangements with NEOs
CEO Employment Agreement with Patrick Smith
On December 8, 2023, the Company entered into an employment agreement (the “CEO Employment Agreement”) with
Mr. Smith. Under the CEO Employment Agreement, Mr. Smith will continue to serve as the Company’s CEO and remain a member of the Board. The CEO Employment Agreement provides the specific terms and conditions of Mr. Smith’s employment through December 31, 2030 and provides for at-will employment for an indefinite period thereafter.
Axon Enterprise, Inc. | 2025 Proxy Statement | 41

The CEO Employment Agreement generally provides for compensation opportunities to Mr. Smith in a lesser amount than the Compensation Committee was otherwise willing to provide so that the Company could instead provide enhanced compensation opportunities to other employees of the Company.
In particular, Mr. Smith will receive a base salary at the minimum wage rate (equating to $31,201 per year), and will not be eligible for an increase prior to January 1, 2031. Mr. Smith will not be entitled to any annual bonus or other short-term incentives. With the exception of the 2024 CEO Performance Award, Mr. Smith will also not be eligible for any equity compensation awards prior to January 1, 2031.
Pursuant to the CEO Employment Agreement, Mr. Smith agreed that, if he terminates his employment for any reason on or before December 31, 2030, Mr. Smith will promptly pay to the Company $30 million. In addition, Mr. Smith will be subject to restrictive covenants related to competition, solicitation of Company employees and customers and disparagement of the Company.
CEO Letter Agreement with Patrick Smith (Applicable to $25 Million Charitable Donation)
On December 8, 2023, the Company entered into a letter agreement (the “CEO Letter Agreement”) with Mr. Smith, pursuant to which the Company agreed to waive the holding period on shares of Company common stock having a value of approximately $25 million, which Mr. Smith acquired upon exercise of options pursuant to the 2018 CEO Performance
Award, so that Mr. Smith could contribute such shares to a charitable fund in 2023.
Pursuant to the CEO Letter Agreement, if Mr. Smith resigns for any reason on or before December 31, 2025, Mr. Smith will promptly pay to the Company $25 million.
Employment Agreements with our NEOs
Each of our other NEOs is party to an employment agreement with the Company or an affiliate, which are intended to ensure each executive’s continued employment and stability within our leadership team. The employment agreements with each of Messrs. Isner and Kunins and Ms. Bagley are substantially similar and describe the terms and conditions of each executive’s employment, including compensation levels, benefits and equity incentive eligibility, and also provide that the executive may be terminated by the Company with or without cause or, solely in connection with a Change in Control (as defined in the 2019 Stock Incentive Plan or 2022 Stock Incentive Plan), by the executive for good reason. The termination-
related benefits provided under these employment agreements are described in “Potential Payments Upon Termination on
Change of Control”. The employment agreement with Mr. Brooks contains similar terms and conditions as well as includes certain statutory requirements under Greek law. Each of the employment agreements contains non-compete, non-solicit, and non disparagement covenants, provided that the non-compete covenant in the employment agreement with Ms. Bagley is not applicable so long as she resides and works in California.
Perquisites and Other Personal Benefits
We have a Deferred Compensation Plan for certain executives, key employees and non-employee directors through which participants may elect to postpone the receipt and taxation of a portion of their compensation received from us. The
Deferred Compensation Plan allows eligible participants to defer up to 80% of their base salary and up to 100% of other types of compensation. The plan also allows for matching and discretionary employer contributions. Employee deferrals are deemed 100% vested upon contribution. Distributions from the plan generally commence upon retirement, death, separation of service, a specified date or upon the occurrence of an unforeseeable emergency. Distributions can be paid in a variety of forms from lump sum to installments over a period of years. Participants in the plan are entitled to select from a wide variety of investments available under the plan and are allocated gains or losses based upon the performance of the investments selected by the participant. All gains or losses are allocated fully to plan participants and we do not guarantee a rate of return on deferred balances. Assets related to this plan consist of corporate-owned life insurance contracts.
Participants have no rights or claims with respect to any plan assets and any such assets are subject to the claims of our general creditors.
We provide, subject to the terms of our utilization policy, private air transportation coordinated by the Company for business use, with incidental personal use permitted under certain circumstances as approved by the Chair of the
Compensation Committee. We also provide our NEOs with the option of utilizing concierge medical services. Other than as described above, we do not provide our NEOs with other significant perquisites or other benefits, except for Company matching contributions to our defined contribution benefit plans and health care benefits that are widely available to
Axon Enterprise, Inc. | 2025 Proxy Statement | 42

employees. The Compensation Committee periodically reviews the levels of perquisites and other benefits that could be provided to the NEOs.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee:
Hadi Partovi, Chair
Adriane Brown
Michael Garnreiter
Graham Smith
The foregoing Compensation Committee Report does not constitute soliciting material and will not be deemed to be filed or incorporated by reference by any general statement incorporating by reference this proxy statement into any other
Company filing under the Securities Act or Exchange Act, except to the extent the Company specifically incorporates this
Report by express reference therein.
Axon Enterprise, Inc. | 2025 Proxy Statement | 43

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee is, or was during or prior to 2024, an officer or employee of the Company or any of its subsidiaries. None of the Company’s executive officers serves as a director or member of the compensation committee of another entity in a case where an executive officer of such other entity serves as a director or member of the
Compensation Committee.
2024 SUMMARY COMPENSATION TABLE
The following Summary Compensation Table provides information concerning the 2024 compensation of our CEO and other NEOs as of the end of the fiscal year. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.
As discussed above, the 2024 CEO Performance Award and 2024 Employee XSP are high-risk, high-reward compensation plans that are 100% performance-based, with vesting of the underlying XSUs entirely tied to the achievement of three independent vesting conditions: (i) stock price goals; (ii) operational goals; and (iii) minimum service requirements.
Although these grants are intended to compensate our NEOs over a seven-year term (2024 to 2030), to comply with SEC rules, the entire grant date fair value has been included in the table(s) below. For the annual amount of target compensation under these plans, calculated prior to the risk multiplier of three and the duration multiplier of seven, refer to “Components of Executive Compensation and Initial 2024 Target Direct Compensation” above.

Name and Principal Position	Year	Salary ($)		Bonus (6) ($)	Stock Awards (1) ($)		Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation (3) ($)	Total ($)
Patrick Smith	2024	$31,201	(4)	$—	$164,463,091	(5)	$—	$31,429	$164,525,721
Chief Executive Officer	2023	31,201	(4)	—	—		—	8,857	40,058
	2022	31,201	(4)	—	—		—	2,002	33,203

Joshua Isner	2024	500,000		—	116,855,483		658,500	54,238	118,068,221
President	2023	425,000		—	29,955,689		1,066,500	43,608	31,490,797
	2022	350,000		—	2,991,859		1,313,583	31,931	4,687,373

Brittany Bagley	2024	450,000		—	52,152,312		790,200	27,802	53,420,314
Chief Operating Officer and Chief Financial Officer	2023	450,000		—	8,932,642		892,563	24,769	10,299,974
	2022	121,023		—	13,872,891		179,910	4,191	14,178,015

Jeffrey Kunins	2024	350,000		—	35,190,696		460,950	30,193	36,031,839
Chief Product Officer and Chief Technology Officer	2023	325,000		—	10,480,425		521,304	33,313	11,360,042
	2022	300,000		—	1,650,096		451,320	28,452	2,429,868

Cameron Brooks	2024	304,342	(7)	300,000	37,018,911		576,393	16,742	38,216,388
Chief Revenue Officer
(1)The amounts in this column reflect the aggregate grant date fair value of RSUs and XSUs computed in accordance with ASC Topic 718. Pursuant to SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in the calculations of the grant date fair values for such awards are included in Note 1 to our consolidated financial statements for the fiscal year ended
December 31, 2024 within our 2024 Annual Report.
Amounts of $984,560, $3,149,794, and $669,550 represent RSUs granted to Ms. Bagley and Messrs. Isner and
Kunins, respectively, in March 2024. Mr. Brooks received $7,384,140 of RSUs granted in April 2024.
Amounts of $51,167,752, $113,705,689, $34,521,146, and $26,352,931 represent XSUs granted to Ms. Bagley and Messrs. Isner, Kunins and Brooks, respectively, pursuant to the 2024 Employee XSP in May 2024. The vesting of these XSUs is 100% performance-based and entirely tied to the achievement of three independent vesting conditions: (1) stock price goals; (2) operational goals; and (3) minimum service requirements. Although these amounts represent target compensation over a seven-year term, to comply with SEC rules, the entire grant
Axon Enterprise, Inc. | 2025 Proxy Statement | 44

date fair value has been included for these NEOs. Mr. Brooks also received a grant of Contingent RSUs in the amount of $3,281,840 in April 2024 which was intended to serve as 2024 compensation in the event that the 2024
Employee XSP was not approved by shareholders. These Contingent RSUs were forfeited in connection with the approval of the 2024 Employee XSP in May 2024. Mr. Smith received $164,463,091 of XSUs, pursuant to the
2024 CEO Performance Award. Although the award represents target compensation for our CEO over a seven-
year term, to comply with SEC rules, the entire grant date fair value has been included for Mr. Smith.
(2)In 2024, Ms. Bagley and Messrs. Isner, Kunins and Brooks received non-equity, cash-based incentive compensation payments as a result of exceeding target metrics around revenue and other goals during 2024. This incentive compensation was paid in February and March 2025.
(3)All other compensation consists of matching contributions made to our 401(k) plan, contributions to health savings accounts, employer-paid life insurance premiums, taxable fringe items and payments made for taxes required to gross-up other earnings. Compensation for Messrs. Smith and Isner also include costs of supplemental medical services, and $4,079 and $21,982 in respect of personal use of Company-provided private air transportation for Messrs. Smith and Isner, respectively.
(4)The amounts paid to Mr. Smith for 2024, 2023 and 2022 are consistent with minimum wage requirements.
(5)The amount reported for Mr. Smith represents the grant date fair value of XSUs under the 2024 CEO Performance
Award as computed in accordance with ASC Topic 718. Mr. Smith did not realize this amount in 2024 because the vesting of these XSUs is 100% performance-based and entirely tied to the achievement of three independent vesting conditions: (1) stock price goals; (2) operational goals; and (3) minimum service requirements. None of the tranches of the 2024 CEO Performance Award will vest simply through the passage of time. The fair value of the 2024 CEO Performance Award when initially approved by our Board in December 2023 was $150 million.
Due to a significant increase in the price of the Company's common stock between December 2023 and May 10,
2024, when our shareholders approved the 2024 CEO Performance Award, the grant date fair value for accounting purposes increased to the amount disclosed in this Summary Compensation Table.
The 2024 CEO Performance Award granted to Mr. Smith is an incentive for future performance in the form of a high-risk, high-reward compensation plan, and the value is realizable only if and when each set of stock price and operational goals are achieved and the underlying XSUs associated with each tranche vest. The grant is intended to compensate Mr. Smith over a seven-year term. If any tranche has not vested by the end of the seven-year term of the award, the tranche will be forfeited and Mr. Smith will not realize the value of such tranche. Mr. Smith is not expected to receive further equity-based awards from the Company during the term of the 2024 CEO
Performance Award.
The amounts and timing of compensation realized by Mr. Smith for the CEO Performance Award will differ from the amount reported here pursuant to the requirements for the Summary Compensation Table. See “Executive
Compensation — Compensation Discussion and Analysis — Our Compensation Programs — 2024 CEO
Performance Award” above.
(6)The amount reported for Mr. Brooks represents a signing bonus granted upon joining the Company.
(7)Mr. Brooks’ salary was converted from euros to U.S. dollars utilizing the exchange rate on the respective payout dates.
Axon Enterprise, Inc. | 2025 Proxy Statement | 45

2024 GRANTS OF PLAN-BASED AWARDS
The following table shows information about awards made under various compensation plans during 2024:

Name	Grant Date		Estimated future payouts under non-equity incentive plan awards				All other stock awards: number of shares of stock or units (#)	Grant date fair value of stock awards (1) ($)
			Threshold ($)	Target ($)	Maximum ($)
Patrick Smith	5/10/2024	(3)	—	—	—		679,102	164,463,091
			—	—	—	(5)

Joshua Isner	3/14/2024	(2)	—	—	—		10,279	3,149,794
	5/10/2024	(3)	—	—	—		475,372	113,705,689
			375,000	500,000	825,000	(5)	—	—

Brittany Bagley	3/14/2024	(2)	—	—	—		3,213	984,560
	5/10/2024	(3)	—	—	—		213,918	51,167,752
			450,000	600,000	990,000	(5)	—	—

Jeffrey Kunins	3/14/2024	(2)	—	—	—		2,185	669,550
	5/10/2024	(3)	—	—	—		144,323	34,521,146
			262,500	350,000	577,500	(5)	—	—

Cameron Brooks	4/1/2024	(6)	—	—	—		10,540	3,281,840
	4/1/2024	(4)	—	—	—		23,715	7,384,140
	5/10/2024	(3)	—	—	—		110,667	26,352,931
			450,000	600,000	990,000	(5)	—	—
(1)Grant date fair value of the RSUs and XSUs is computed in accordance with ASC Topic 718. The fair value of each RSU is the closing price of our common stock on the date of grant. The assumptions used in the calculations of the grant date fair values for such awards are included in Note 1 to our consolidated financial statements for the fiscal year ended December 31, 2024 within our 2024 Annual Report.
(2)Ms. Bagley and Messrs. Isner and Kunins were granted service-based RSUs which vested in September 2024. The number of RSUs granted was calculated by using $194.58, which was the closing price of a share of the
Company’s common stock on July 3, 2023. These awards were intended to compensate these executives for the value equivalent to their on-target-earnings otherwise allocated to XSUs in the six-month period following their promotions from July 1 through December 31, 2023.
(3)Ms. Bagley and Messrs. Isner, Kunins and Brooks were granted 213,918, 475,372, 144,323, and 110,667 XSUs, respectively, on May 10, 2024 pursuant to the 2024 Employee XSP. The number of XSUs granted to Ms. Bagley and Messrs. Isner and Kunins was calculated by using a price per share of $220.88, which was the 90-day volume weighted average price of a share of the Company’s common stock as of December 21, 2023 (the day before the original grant date, subject to shareholder approval). The number of XSUs granted to Mr. Brooks was calculated by using a price per share of $284.64, which was the 90-day volume weighted average price of a share of the
Company’s common stock as of March 29, 2024 (the business day before the original grant date, subject to shareholder approval). The XSUs were granted in seven substantially equal tranches that will vest upon certification by the Compensation Committee upon achievement of three independent vesting conditions: (1) stock price goals; (2) operational goals; and (3) minimum service conditions, described in Note 16 to our consolidated financial statements for the fiscal year ended December 31, 2024 within our 2024 Annual Report.
Mr. Smith was granted 679,102 XSUs on May 10, 2024, pursuant to the 2024 CEO Performance Award. The number of XSUs granted was calculated by using a price per share of $220.88, which was the 90-day volume
Axon Enterprise, Inc. | 2025 Proxy Statement | 46

weighted average price of a share of the Company’s common stock as of December 21, 2023 (the day before the grant date). The XSUs were granted in seven substantially equal tranches that will vest upon certification by the
Compensation Committee upon achievement of three independent vesting conditions: (1) stock price goals; (2)
operational goals; and (3) minimum service conditions, described in Note 16 to our consolidated financial statements for the fiscal year ended December 31, 2024 within our 2024 Annual Report. The stock price goals and operational goals applicable to the 2024 CEO Performance Award are identical to those under the 2024 Employee
XSP, but Mr. Smith is subject to a longer minimum required service period.
(4)Mr. Brooks will vest as to one-third of the RSUs in May 2025, and the remaining two-thirds in eight substantially equal installments in August and November 2025, March, May, August and November 2026, and March and May
2027, subject to Mr. Brooks’ continued employment with the Company through the applicable vesting date.
(5)Payouts under the 2025 annual cash incentive program are based on the achievement of annual financial and operational goals, including goals related to revenue, Adjusted EBITDA margin, new market bookings, new product bookings and new product adoption. Actual awards earned in 2024 were included in the non-equity incentive plan compensation column in the 2024 Summary Compensation Table. See further discussion under
“Executive Compensation—Compensation Discussion and Analysis—2024 Annual Cash Incentive Program
Payouts.”
(6)Mr. Brooks was granted 10,540 Contingent RSUs in April 2024 which were intended to serve as 2024 compensation in the event that the 2024 Employee XSP was not approved by shareholders. Those Contingent
RSUs were forfeited in connection with the approval of the 2024 Employee XSP in May 2024.
Axon Enterprise, Inc. | 2025 Proxy Statement | 47

OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR-END
The following table includes certain information with respect to all outstanding equity awards previously awarded to the
NEOs as of December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Patrick Smith	20,931	(1)	—	$28.58	2/26/2028				679,102	(8)	$403,603,901

Joshua Isner			—	—	—				475,372	(9)	282,523,087
						1,585	(2)	941,997
						3,952	(3)	2,348,753
						60,336	(4)	35,858,892

Brittany Bagley			—	—	—				213,918	(9)	127,135,746
						24,938	(5)	14,821,152
						7,094	(6)	4,216,106
						17,988	(4)	10,690,628

Jeffrey Kunins			—	—	—				144,323	(9)	85,774,045
						2,964	(3)	1,761,564
						25,440	(4)	15,119,501
						3,412	(7)	2,027,820

Cameron Brooks			—	—	—				110,667	(9)	65,771,611
						23,715	(10)	14,094,299
(1)These option awards were granted to Mr. Smith pursuant to the 2018 CEO Performance Award, as discussed in further detail in our prior year Proxy Statement.
(2)This stock award vests at annual intervals over a three-year period and becomes fully vested in June 2025.
(3)These stock awards vest at annual intervals over a three-year period and become fully vested in December 2025.
(4)These stock awards vest at annual intervals over a three-year period and become fully vested in August 2026.
(5)This stock award vests at annual intervals over a three-year period and becomes fully vested in September 2025.
(6)This stock award vests one third in September 2023 and the remaining two-thirds vest in eight equal quarterly installments until fully vested in September 2025.
(7)This stock award vests one-third in December 2024, one-third in August 2025 and the final one-third in August
2026.
(8)This stock award granted to Mr. Smith pursuant to the 2024 CEO Performance Award vests upon the achievement of three independent vesting conditions: (1) stock price goals; (2) operational goals; and (3) minimum service conditions. The stock price goals and operational goals applicable to the 2024 CEO Performance Award are
Axon Enterprise, Inc. | 2025 Proxy Statement | 48

identical to those under the 2024 Employee XSP, but Mr. Smith is subject to a longer minimum required service period.
(9)These stock awards granted pursuant to the 2024 Employee XSP vest upon the achievement of three independent vesting conditions: (1) stock price goals; (2) operational goals; and (3) minimum service conditions.
(10)This stock award vests one-third in May 2025 and the remaining two-thirds in eight substantially equal quarterly installments until fully vested in May 2027.
Axon Enterprise, Inc. | 2025 Proxy Statement | 49

2024 OPTION EXERCISES AND STOCK VESTED
The following table provides information related to option exercises for each NEO during the year ended December 31,
2024:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Patrick Smith	510,000	$178,120,187
The option awards exercised by Mr. Smith in 2024 related solely to the 2018 CEO Performance Award, and the net shares are subject to a 2.5 year post-exercise holding period.
The following table provides information related to vested stock awards for each NEO during the year ended December 31,
2024:

	Stock Awards
Name	Number of Shares Acquired upon Vesting (#)	Value Realized on Vesting ($)
Patrick Smith	—	$—
Joshua Isner	55,352	21,696,120
Brittany Bagley	39,478	15,294,980
Jeffrey Kunins	21,808	10,138,001
Cameron Brooks	—	—
No awards under the 2024 CEO Performance Award or 2024 Employee XSP vested during the year ended December 31,
2024.
Axon Enterprise, Inc. | 2025 Proxy Statement | 50

2024 NONQUALIFIED DEFERRED COMPENSATION
On July 1, 2013, the Company adopted our Deferred Compensation Plan. The Deferred Compensation Plan allows eligible executives, key employees and non-employee directors to elect to defer the receipt and taxation of a portion of their compensation. Compensation, as defined in the Deferred Compensation Plan, is comprised of base salary, bonus, commission, director fees and such other cash or equity-based compensation approved by the Compensation Committee.
Participants may elect to defer up to 80% of their base salary and up to 100% of other types of compensation. Participants are 100% vested at all times in amounts deferred pursuant to the Deferred Compensation Plan. All gains or losses are allocated fully to plan participants, and the Company does not guarantee a rate of return on deferred balances. There were no above-market returns for participants in the Deferred Compensation Plan.
The following table provides information on NEO participation in the Deferred Compensation Plan:

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (2)(3) ($)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE (4) ($)
Joshua Isner	—	—	19,551	—	154,466
Brittany Bagley(1)	395,100	—	—	—	—
(1)Ms. Bagley elected to contribute 50% of her 2024 bonus (as reflected in the Summary Compensation Table) to the
Deferred Compensation Plan. Such amount is reflected above, although the amount was deferred into the Deferred
Compensation Plan in March 2025.
(2)The Company does not make discretionary payments to the Deferred Compensation Plan but does make a restorative 401(k) match contribution to participants as their eligible wages for 401(k) purposes is net of contributions made to the Deferred Compensation Plan.
(3)Aggregate earnings reflected represent deemed investment earnings from voluntary deferrals and Company contributions, as applicable. No amounts included in aggregate earnings are reported in the Summary
Compensation Table because the Deferred Compensation Plan does not provide for above-market or preferential earnings.
(4)Of the amount reflected in this column, $436,508 was previously reported as compensation in the Summary
Compensation Table for 2021 and previous years and $600,152 has been reported as aggregate withdrawals and distributions for 2023 and previous years. No withdrawals or distributions were made in 2024. No executive contributions or Company contributions were made in 2022, 2023 and 2024.
Axon Enterprise, Inc. | 2025 Proxy Statement | 51

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
Pursuant to the employment agreements with our NEOs (other than our CEO), the Company may terminate each of the
NEOs with or without cause. The conditions or events triggering the payment of cash severance benefits include the executive’s termination without cause, termination in certain circumstances in connection with a change in control of the
Company (i.e., double-trigger), and death or disability. Cash severance benefits are payable in substantially equal installments in accordance with the Company's standard payroll practices and applicable law, and any bonuses are paid at the time such bonuses are paid to other employees of the Company generally. Conditions to the payment of severance benefits include the execution (and non-revocation) of a release in favor of the Company and continued compliance with certain restrictive covenants relating to assignment of inventions, nondisclosure of Company confidential information, and
(if applicable) non-competition with the Company for a period of 12 months after termination of employment.
The severance benefit amounts with respect to the above triggering events were determined based on competitive practices.
The Company agreed to pay these variable amounts of compensation as severance benefits in order to attract and retain executive officers.
The table below depicts the severance benefits payable to each of the NEOs (other than our CEO) under the conditions indicated, other than with respect to awards under the 2024 CEO Performance Award and the 2024 Employee XSP, which are described below:

Termination for Cause	Termination without Cause
Termination By Executive Within
36 Months Following a Change
in Control For Good Reason or by
the Company Without Cause
Six Months Prior to Change in
Control at the Request of a Third-
Party Purchaser
(“Change in Control”)
Death or Disability
Earned but unpaid salary and benefits	12 months’ salary continuation(1); annual target bonus for the year in which termination occurs; time-based RSUs vesting during notice and severance period continue to vest	36 months’ salary continuation(3); pro rata portion of annual target bonus for the year in which termination occurs; 12 months’ healthcare benefits(2); time-based RSUs vest	18 months’ salary continuation(3); pro rata portion of annual target bonus for the year in which death or disability occurs; time-based RSUs vest
(1)The payment of 12 months’ salary includes an 11-month notice period and a cash payment equal to one month’s base salary. For Mr. Brooks, benefits payable are the higher of either 12 months' salary or a statutory severance payment (although no statutory severance payment is required if the executive's employment is terminated within one year of employment start date).
(2)Healthcare benefits include a lump sum payment equal to 12 months of COBRA premiums (including medical and dental coverage) for Messrs. Isner and Kunins and Ms. Bagley, and 12 months of healthcare benefits for Mr.
Brooks.
(3)Mr. Brooks would receive a statutory severance payment in lieu of salary payment.
Axon Enterprise, Inc. | 2025 Proxy Statement | 52

Additional accelerated vesting conditions pursuant to the 2024 CEO Performance Award and the 2024 Employee XSP are
as follows:

	2024 CEO Performance Award (Patrick Smith)	2024 Employee XSP (all other NEOs)
Termination for Cause	Any tranches of the CEO Performance Award that are unvested as of the date of termination are forfeited	Any tranches of the 2024 Employee XSP that are unvested as of the date of termination are forfeited
Termination without Cause
Operational goals are disregarded and
all tranches for which stock price goals
have been attained as of the date of
termination vest; next unattained
tranche will partially vest on a prorated
basis by comparing the ninety-day
volume-weighted average price to the
stock price goal

Operational goals are disregarded and
all tranches for which stock price goals
have been attained as of the date of
termination vest; next unattained
tranche will partially vest on a prorated
basis by comparing the ninety-day
volume-weighted average price to the
stock price goal

Change in Control Without Termination
Stock price goals are compared against
the greater of closing price immediately
prior to Closing Date and per share
stock price received by stockholders in
such change in control; tranches
qualifying as “CIC Units” for which
the minimum service date has occurred
will vest; CIC Units for which the
minimum service date has not yet
occurred remain outstanding and
eligible to vest based on attainment of
minimum service requirements;
operational goals are disregarded

Stock price goals are compared against
the greater of closing price immediately
prior to Closing Date and per share
stock price received by stockholders in
such change in control; tranches
qualifying as “CIC Units” for which
the minimum service date has occurred
will vest; CIC Units for which the
minimum service date has not yet
occurred remain outstanding and
eligible to vest based on attainment of
minimum service requirements;
operational goals are disregarded

Termination By Executive Within 24 Months Following a Change in Control For Good Reason or By the Company Without Cause	Any “CIC Unit” tranches of the CEO Performance Award that are unvested as of the date of termination immediately vest	Any “CIC Unit” tranches of the 2024 Employee XSP that are unvested as of the date of termination immediately vest
Death or Disability	Minimum service date requirements are disregarded and any tranches for which stock price goals and operational goals have been achieved as of the date of termination immediately vest	Minimum service date requirements are disregarded and any tranches for which stock price goals and operational goals have been achieved as of the date of termination immediately vest
Axon Enterprise, Inc. | 2025 Proxy Statement | 53

The table below reflects the cash severance, equity acceleration and continuation of employee benefits that would be provided to each of the NEOs assuming the notice of intent to terminate such executive’s employment occurred on
December 31, 2024. The following table excludes the deferred compensation amounts that would also be payable to Mr.
Isner or Ms. Bagley (see “Executive Compensation—2024 Nonqualified Deferred Compensation”).

	Voluntary Termination By Executive	Termination for Cause	Termination without Cause(1)	Change in Control(2)	Death or Disability
Patrick Smith	$—	$—	$275,006,128	$—	$115,315,910

Joshua Isner	$—	$—	$213,275,536	$41,173,559	$121,121,372

Brittany Bagley	$—	$—	$107,631,783	$31,701,611	$67,327,725

Jeffrey Kunins	$—	$—	$68,640,879	$20,334,720	$44,291,265

Cameron Brooks	$—	$—	$52,828,270	$14,560,093	$33,338,752
(1)Severance amounts based on annual bonus are calculated based on 2025 target bonus amounts.
(2)This includes a termination within 24 months following a Change in Control (a) by the NEO for Good Reason or
(b) by the Company without Cause. Assumes that the relevant Change in Control and termination occur on
December 31, 2024, and that no tranches of 2024 Employee XSP and 2024 CEO Performance Award are
determined to be "CIC Units" as defined in the applicable plans.
The value of time-based RSUs reflected in amounts above is equal to the most available closing market price of a share of the Company’s common stock as of December 31, 2024 ($594.32), multiplied by the number of units that would vest.
Axon Enterprise, Inc. | 2025 Proxy Statement | 54

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and the financial performance of our Company. The following table sets forth the compensation for our CEO or principal executive officer (“PEO”) and the average compensation for our other NEOs. For further information concerning our compensation philosophy and how we align executive compensation with our performance, see “Executive Compensation—Compensation Discussion and Analysis.”

					Value of Initial $100 Investment Based on
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2) (3)	Total Shareholder Return	Peer Group Total Shareholder Return (4)	Net Income (loss) (in thousands) (6)	Adjusted EBITDA (5) (6) (in thousands)
2024	164,525,721	385,171,518	61,434,191	151,439,028	$811.03	$215.22	$377,034	$521,375
2023	40,058	43,533,121	17,716,938	28,506,155	352.52	167.30	175,783	331,396
2022	33,203	13,687,307	4,305,869	2,091,584	226.43	116.65	146,930	232,033
2021	33,115	253,610,579	5,634,227	30,194,861	214.25	174.36	(56,339)	183,086
2020	2,559,392	278,740,704	1,914,694	31,929,509	167.21	143.64	(1,724)	155,808
(1)For each year presented, Patrick Smith was our PEO; reflects amounts reported in the Summary Compensation
Table for the respective years. Our non-PEO NEOs for 2024 were Ms. Bagley and Messrs. Isner, Kunins and
Brooks. Our non-PEO NEOs for 2023 were Ms. Bagley and Messrs. Isner and Kunins. Our non-PEO NEOs for
2022 were Ms. Bagley and Messrs. Isner, Kunins, Larson, Ahsan and Zito. Our non-PEO NEOs for 2021 were
Messrs. Larson, Ahsan, Isner and Kunins. Average compensation for the non-PEO NEOs reflects amounts reported in the Summary Compensation Table for the respective years.
(2)Amounts shown for compensation actually paid (“CAP”) are computed in accordance with Item 402(v) of
Regulation S-K under the Exchange Act and do not reflect the actual amount of compensation earned by or paid to the NEOs during the applicable year. These amounts reflect total compensation as reported in the Summary
Compensation Table with certain adjustments as required by Item 402(v) of Regulation S-K as described in Note
(3) below.
(3)CAP reflects the exclusions and inclusions of equity awards for the PEO and the other NEOs as set forth below and calculated in accordance with ASC Topic 718. The valuation methodologies and assumptions used to calculate CAP are based on the grant date fair value of these awards as disclosed in the Company’s consolidated financial statements filed with the SEC on Annual Report on Form 10-K for each of the years reflected in the table below:
Axon Enterprise, Inc. | 2025 Proxy Statement | 55

Summary Compensation Table Total to CAP Reconciliation for the PEO and the other NEOs for 2024:

Calculation of Compensation Actually Paid	Calculation for PEO	Calculation for Average of Non-PEOs
Summary Compensation Table Total	$164,525,721	$61,434,191
Less grant date fair value of stock and option awards reflected in Summary Compensation Table	(164,463,091)	(60,304,351)
Add year-end fair value of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	385,108,888	136,208,029
Add change in fair value (whether positive or negative) as of fiscal year-end for outstanding and unvested awards granted in prior fiscal years	—	12,407,187
Add fair value as of vesting date of awards granted during the fiscal year which vested in the same fiscal year	—	1,389,844
Add change in fair value (whether positive or negative) as of vesting date of awards granted in prior fiscal years for which all applicable vesting conditions were satisfied during the fiscal year	—	3,872,117
Subtract the fair value as of prior fiscal year-end for awards granted in prior years that failed to meet the applicable vesting conditions during the fiscal year	—	(3,567,989)
Compensation Actually Paid	$385,171,518	$151,439,028
For purposes of the above adjustments, the fair value of the equity awards on the applicable date was determined in accordance with FASB ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant date fair value for accounting purposes.
(4)Total Shareholder Return (“TSR”) shown in this table utilizes the NASDAQ Composite Index that we use in the stock performance graph required by Item 201(e) of Regulation S-K included in the Company’s consolidated financial statements filed with the SEC in our 2024 Annual Report. The comparison assumes $100 was invested for the period starting December 31, 2019 through December 31 of the applicable fiscal year in each of the
Company’s common stock and the NASDAQ Composite Index. All dollar values assume reinvestment of the pre-
tax value of dividends paid by companies included in the NASDAQ Composite Index. The historical stock price performance of our common stock shown is not necessarily indicative of future stock price performance.
(5)Pursuant to Item 402(v) of Regulation S-K under the Exchange Act, we determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to CAP for our PEO and our other NEOs in 2024 and 2023. This performance measure may not have been the most important financial performance measure for years 2022 and 2021 and we may determine a different financial performance measure to be the most important such measure in future years. Adjusted EBITDA is defined as earnings before interest expense; investment interest income; income taxes; depreciation; amortization; noncash stock-based compensation expense; fair value adjustments related to strategic investments and marketable securities; transaction and integration costs related to strategic investments and acquisitions including adjustments related to the foreign currency impact of acquired intercompany balances that were unsettled as of the reporting date and plan to be settled in the near term; inventory step-up amortization related to acquisitions; certain litigation costs and recoveries related to (1) antitrust cases we consider to be non-recurring and outside of our core operating results and (2) litigation matters for acquired companies that were unresolved at the date of the acquisition; and other unusual, non-recurring pre-tax items that are not considered representative of our underlying operating performance. For a reconciliation of Adjusted EBITDA to earnings, see “Reconciliation to Non-GAAP
Measures.”
(6)Refer to “Executive Compensation—Compensation Discussion and Analysis—Clawback Policy” for additional details relating to the Revision and the resulting impacts on Revenue and Adjusted EBITDA. As such, Revenue and Adjusted EBITDA for 2021 and subsequent periods have been revised accordingly.
Axon Enterprise, Inc. | 2025 Proxy Statement | 56

Pay Versus Performance Relationship Descriptions:
Figure 1: Relationship between Axon’s CAP for PEO and NEOs (Average) vs. cumulative TSR of Axon and the peer group

CAP vs. TSR
$811.03
$352.52
$385.2M
$167.21
$214.25
$226.43
$215.22
$143.64
$174.36
$116.65
$167.30
$278.7M
$253.6M
$151.4M
$31.9M
$30.2M
$13.7M
$2.1M
$43.5M
$28.5M
2020
2021
2022
2023
2024
Compensation Actually Paid (PEO)
Compensation Actually Paid (NEO)
Axon TSR
Peer Group TSR

Axon Enterprise, Inc. | 2025 Proxy Statement | 57

Figure 2: Relationship between Axon’s CAP for PEO and NEOs (Average) vs. Axon’s net income

CAP vs. Net Income
$377M
$385.2M
$175.8M
$146.9M
$278.7M
$253.6M
-$1.7M
-$56.3M
$151.4M
$31.9M
$30.2M
$13.7M
$2.1M
$43.5M
$28.5M
2020
2021
2022
2023
2024
Compensation Actually Paid (PEO)
Compensation Actually Paid (NEO)
Net Income (Thousands)

Figure 3: Relationship between Axon’s CAP for PEO and NEOs (Average) vs. Adjusted EBITDA

CAP vs. Adjusted EBITDA
$521.4M
$385.2M
$331.4M
$278.7M
$253.6M
$232M
$183.1M
$155.8M
$151.4M
$31.9M
$30.2M
$13.7M
$2.1M
$43.5M
$28.5M
2020
2021
2022
2023
2024
Compensation Actually Paid (PEO)
Compensation Actually Paid (NEO)
Adjusted EBITDA

Axon Enterprise, Inc. | 2025 Proxy Statement | 58

Between 2020 and 2024, we experienced record stock price appreciation and operating performance, which led to appreciation in the value of our 2018 CEO Performance Award and XSU awards granted under our 2019 XSPP, our 2024
Employee XSP and our 2024 CEO Performance Award.
Set forth below is a list of the three most important financial performance measures used to link executive compensation actually paid to our NEOs during 2024 to Company performance:
•Adjusted EBITDA;
•Revenue; and
•Company stock price.
Axon Enterprise, Inc. | 2025 Proxy Statement | 59

PAY RATIO OF CEO COMPENSATION
TO MEDIAN EMPLOYEE COMPENSATION
The Company designs its compensation programs to be fair, equitable, globally compliant and aligned with our business objectives. Our CEO, Patrick Smith, has agreed to performance-based compensation arrangements in the form of the 2018
CEO Performance Award and 2024 CEO Performance Award, and as described elsewhere in this proxy statement, Mr.
Smith does not receive significant compensation or benefits other than these performance-based awards. We are providing a ratio of (i) Mr. Smith’s 2024 annual total compensation to (ii) the median of the 2024 annual total compensation of all
Axon employees other than Mr. Smith, calculated pursuant to the disclosure requirements of the Summary Compensation
Table above as if the median compensated employee was a named executive officer. Because of the treatment of the 2018
CEO Performance Award and 2024 CEO Performance Award as compensation for Mr. Smith in 2018 and in 2024, respectively, for purposes of the Summary Compensation Table, there may be a significant disconnect between what is reported as compensation for Mr. Smith in a given year in the Summary Compensation Table and the value actually realized as compensation in that year or over a period of time. See “Executive Compensation—Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Performance-Based Equity Compensation—2018
CEO Performance Award” and “Executive Compensation—Compensation Discussion and Analysis—Components of
Executive Compensation—Long-Term Performance-Based Equity Compensation—2024 CEO Performance Award”.
Mr. Smith’s annual total compensation, as reported in the Summary Compensation Table above, was $164,525,721 for
2024, and the median 2024 annual total compensation of all other employees was $205,322. Consequently, the applicable ratio of such amounts for 2024 was 801:1.
Our methodology for identifying the median of the 2024 annual total compensation for each of our employees other than
Mr. Smith was as follows:
•We determined that, as of December 31, 2024, Axon and all of our subsidiaries had 4,440 qualifying individuals
(full-time, part-time, and temporary employees other than Mr. Smith), of which 17% were based outside of the
United States and 15% were production-line employees.
•We did not include in the population of qualifying individuals any employees of staffing agencies whose compensation is determined by those agencies.
•We applied the requirements and assumptions required for the Summary Compensation Table for each such individual as if he or she was a named executive officer to calculate total annual compensation, including base salary or wages, performance-based commission payments, and equity awards based on their grant date fair values.
•We converted any payment earned or paid in a foreign currency to U.S. dollars using the average of the prevailing conversion rates for 2024.
•We selected the median of all total annual compensation amounts calculated in accordance with the foregoing.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices, regional demographics or may utilize different methodologies, exclusions and assumptions in calculating their pay ratios.
Axon Enterprise, Inc. | 2025 Proxy Statement | 60

AUDIT MATTERS
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors reviews the Company’s financial reporting process on behalf of the Board.
The Audit Committee has sole authority to retain, set compensation and retention terms for, terminate, oversee and evaluate the work of the Company’s independent registered public accounting firm (the “independent auditor”). The independent auditor reports directly to the Audit Committee.
The Company’s management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. PricewaterhouseCoopers LLP, the Company’s independent auditor, is responsible for expressing an opinion based on its audits of the consolidated financial statements and for performing an independent audit of our internal control over financial reporting and expressing an opinion thereon.
In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities regarding (i) the Company’s process for financial reporting and the integrity of the Company’s financial statements; (ii) the Company’s internal control system; (iii) the performance of the Company’s internal audit function; (iv)
the independent auditor’s independence, qualifications and performance; (v) the Company’s risk assessment and management policies for major financial risks; and (vi) the Company’s Code of Business Conduct and Ethics and process for monitoring compliance with laws and regulations.
Further, the Audit Committee reviews reports prepared by management on various matters, including critical accounting policies and issues, material written communications between the independent auditor and management, significant changes in the Company’s selection or application of accounting principles and significant changes to internal control procedures. It is not the duty or responsibility of the Audit Committee to conduct auditing and accounting reviews or procedures.
In discharging its oversight responsibilities with respect to the audit process, the Audit Committee (i) obtained from the independent auditor a formal written statement describing all relationships between the independent auditor and the
Company that might bear on the independent auditor’s independence consistent with the applicable requirements of the
Public Company Accounting Oversight Board (“PCAOB”), (ii) discussed with the independent auditor any relationships that may impact its objectivity and independence, and (iii) considered whether any non-audit services provided to the
Company by PricewaterhouseCoopers LLP are compatible with maintaining its independence. The Audit Committee also discussed with the independent auditor its identification of audit risk, audit plans and audit scope, as well as all communications required by generally accepted auditing standards, including those described in Auditing Standard No.
1301, “Communications with Audit Committees” issued by the PCAOB.
The Audit Committee reviewed and discussed with management and its independent auditor the Company’s audited consolidated financial statements and its internal control over financial reporting.
During 2024, the Audit Committee met with representatives of the independent auditor, both with management present and in private sessions without management present, to discuss the results of the financial statement audit and quarterly reviews and to solicit its evaluation of the Company’s accounting principles, practices and judgments applied by management and the quality and adequacy of the Company’s internal controls.
In performing the above described functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditor, which, in the independent auditor’s report, expresses an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States.
Based upon the Audit Committee’s discussion with the Company’s management and PricewaterhouseCoopers LLP, and the Audit Committee’s review of the representations of the Company’s management and the report of the independent
Axon Enterprise, Inc. | 2025 Proxy Statement | 61

auditor to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
The Audit Committee:
Graham Smith, Chair
Julie Anne Cullivan
Michael Garnreiter
Caitlin Kalinowski
Jeri Williams
The foregoing Report of the Audit Committee does not constitute soliciting material and will not be deemed to be filed or incorporated by reference by any general statement incorporating by reference this proxy statement into any other
Company filing under the Securities Act or Exchange Act, except to the extent the Company specifically incorporates this
Report by express reference therein.
Axon Enterprise, Inc. | 2025 Proxy Statement | 62

PROPOSALS
Overview of Proposals
This proxy statement contains three proposals requiring shareholder action.
•Proposal No. 1 requests the election of the 10 directors of the Company named in this proxy statement for a term of one year and until their successors are elected and qualified.
•Proposal No. 2 requests that shareholders vote to approve, on an advisory basis, the compensation of the
Company’s named executive officers.
•Proposal No. 3 requests the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
Each proposal is discussed in more detail below.
Axon Enterprise, Inc. | 2025 Proxy Statement | 63

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
The Board is elected by and accountable to the shareholders to oversee their interest in the long-term health and the overall success of the Company’s business and its financial strength. The Board serves as the ultimate decision-making body of the
Company except for those matters reserved to, or shared with, the shareholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.
Election Process
The Board has nominated for election the following 10 nominees: Erika Ayers Badan, Adriane Brown, Julie Cullivan,
Michael Garnreiter, Caitlin Kalinowski, Matthew McBrady, Hadi Partovi, Graham Smith, Patrick Smith and Jeri Williams.
The Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected a director. If any nominee is unable or unwilling to serve as a director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, as designated by the Board to fill such vacancy.
Unless otherwise instructed, all proxies received will be voted FOR the election of each of the nominees.
The Board of Directors recommends a vote FOR the election of Erika Ayers Badan, Adriane Brown, Julie Cullivan,
Michael Garnreiter, Caitlin Kalinowski, Matthew McBrady, Hadi Partovi, Graham Smith, Patrick Smith and Jeri
Williams.
Vote Required
For Proposal No. 1, under our Bylaws, assuming the existence of a quorum at the Annual Meeting, each director will be elected by the affirmative vote of a majority of votes properly cast for and against such nominee’s election. Abstentions and broker non-votes will be counted toward a quorum, but will not affect the outcome of the vote on the election of directors.
Axon Enterprise, Inc. | 2025 Proxy Statement | 64

PROPOSAL NO. 2 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS
Shareholders will be given the opportunity to vote on the following advisory resolution (commonly referred to as “say on pay”):
RESOLVED, that the shareholders of Axon Enterprise, Inc. hereby approve the compensation paid to the Company’s
NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this proxy statement.
Background on Proposal
In accordance with the requirements of Section 14A of the Exchange Act and related SEC rules, shareholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our NEOs.
As described in the Compensation Discussion and Analysis, our executive compensation program is designed to allow us to attract and retain market competitive talent, link annual incentive compensation to our financial results produced during the year, and link long term compensation in the form of stock awards to Company performance and enhancement of shareholder value over time. For a comprehensive description of our executive compensation program, philosophy and objectives, including the specific components of executive compensation that comprised the program in 2024, please refer to “Executive Compensation—Compensation Discussion and Analysis.” The 2024 Summary Compensation Table and
other executive compensation tables (and accompanying narrative disclosures) provide additional information about the compensation that we paid to our NEOs in 2024.
At our 2023 Annual Meeting of Shareholders, the shareholders indicated, on an advisory vote basis, that they preferred that we hold say-on-pay votes on an annual basis (a frequency vote is required to be held at least once every six years). In light of these results, the Company’s Board of Directors decided to hold its future advisory votes on the compensation of named executive officers annually.
Effects of Advisory Vote
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our
NEOs and will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.
Overview and Summary; Consideration of Prior Year Say-on-Pay Vote
The Company believes in competitive compensation aligned with the values, objectives and financial performance of the
Company. Since 2018, a significant amount of our executives’ potential total compensation has been tied to performance.
The Compensation Committee considers the performance criteria for the Company’s performance-based compensation challenging but achievable. Performance-based RSUs, cash incentive compensation program, and commission targets have been achieved during 2019, 2020, 2021, 2022, 2023 and 2024. Following the full vesting of all tranches under the 2018
CEO Performance Award and the 2019 XSPP, with the adoption of the 2024 CEO Performance Award and 2024 Employee
XSP, compensation remains aligned with long-term Company performance.
At the 2024 Annual Meeting, we presented to shareholders, for advisory approval, the Company’s executive compensation for 2023 (“Say-on-Pay Proposal”). Of the 60.3 million votes cast on the Say-on-Pay Proposal (including abstentions), over
50% were favorable for our Say-on-Pay Proposal. The Compensation Committee considered this a favorable outcome and believed it conveyed our shareholders’ support of the Compensation Committee’s decisions and existing executive compensation programs.
Our compensation opportunities for our named executive officers are predominantly delivered in the form of performance-
based awards, including equity-based awards, which are designed to promote incentives that are aligned with long-term shareholder interests. It is the Compensation Committee’s intent that the total compensation for our NEOs be competitive to attract and retain highly qualified individuals who are capable of making significant contributions critical to our long-
term success.
The Compensation Committee will continue to consider the results from this year’s and future advisory votes on executive compensation.
Axon Enterprise, Inc. | 2025 Proxy Statement | 65

Unless otherwise instructed, all proxies received will be voted FOR approval of the advisory vote on executive compensation.
The Board of Directors unanimously recommends a vote FOR approval of the resolution set forth above approving the compensation of our named executive officers.
Vote Required
For Proposal No. 2, assuming the existence of a quorum at the Annual Meeting, the affirmative vote of a majority of the total votes properly cast for or against the proposal in person or by proxy at the Annual Meeting is required for approval, on an advisory basis. Abstentions and broker non-votes will have no impact on this proposal if a quorum is present.
Axon Enterprise, Inc. | 2025 Proxy Statement | 66

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the consolidated financial statements of the Company for the year ending December 31, 2025. PricewaterhouseCoopers
LLP has served as the independent registered public accounting firm for the Company since 2024. A representative from
PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.
Change in Independent Registered Public Accounting Firm
Grant Thornton LLP (“Grant Thornton”) served as our independent registered public accounting firm from 2005 through
2024. On February 26, 2024, following the conclusion of a process managed by the Audit Committee, the Audit
Committee approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, effective following the filing of the 2023 Annual Report. The Audit Committee views periodic auditor rotation, particularly after a long tenure, as a good governance practice that supports auditor independence.
During the Company’s year ended December 31, 2023 and through February 26, 2024, neither the Company, nor anyone on its behalf, consulted PricewaterhouseCoopers LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that
PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement,” within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act and the related instructions thereto
(“Regulation S-K”), or “reportable event,” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
In connection with the appointment of PricewaterhouseCoopers LLP, on February 26, 2024, the Audit Committee
approved the dismissal of Grant Thornton LLP as the Company’s independent registered public accounting firm, effective immediately following completion of their engagement for the year ended December 31, 2023.
The appointment of PricewaterhouseCoopers LLP did not affect Grant Thornton’s engagement for the year ended
December 31, 2023.
During the year ended December 31, 2023 and the subsequent interim period through February 26, 2024, there were no: (1)
“disagreements,” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements, or
(2) “reportable events,” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The audit report of Grant Thornton on the Company’s consolidated financial statements as of and for the year ended
December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
Shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. Nonetheless, the Board, upon the recommendation of the Audit
Committee, is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice and because the Board and the Audit Committee value the views of our shareholders on our independent auditors.
Even if the selection is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such an appointment would be in the Company’s best interest.
If the appointment is not approved by the shareholders, the adverse vote will be considered a direction to the Audit
Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of
Axon Enterprise, Inc. | 2025 Proxy Statement | 67

auditors so long after the beginning of the current year, the appointment in 2025 will stand, unless the Audit Committee finds other good reason for making a change.
Audit and Non-Audit Fees
The following table presents fees for audit, tax and other professional services rendered by PricewaterhouseCoopers LLP for the year ended December 31, 2024 and by Grant Thornton for the year ended December 31, 2023.

	2024	2023
Audit fees (1)	$3,963,000	$2,065,500
Audit-Related Fees (2)	145,000	—
Tax Fees (3)	—	—
All Other Fees (4)	2,000	—
	$4,110,000	$2,065,500
______________________________________
(1)Audit Fees: Consists of fees billed for professional services rendered for the audit or review of Axon Enterprise, Inc.’s consolidated financial statements, fees billed related to Sarbanes-Oxley 404 review and services provided by
PricewaterhouseCoopers LLP for the year ended December 31, 2024 and Grant Thornton LLP for the year ended
December 31, 2023 in connection with regulatory filings.
(2)Audit-Related Fees: Consists of internal control and system review procedures for periods prior to a system upgrade.
No such services were rendered during the year ended  December 31, 2023.
(3)Tax Fees: Consists of fees billed principally for services provided in connection with worldwide tax consulting and planning services. No such services were rendered during the years ended December 31, 2024 or 2023.
(4)All Other Fees: Consists of licenses for disclosure software. No such services were rendered during the year ended
December 31, 2023.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Consistent with SEC policies regarding auditor independence, the Audit Committee must pre-approve all audit and permissible non-audit services provided by our independent auditors. Our Non-Audit Services Pre-Approval Policy covers all services to be performed by our independent auditors. The policy contemplates a general pre-approval for all audit, audit-related, tax and all other services that are permissible, with a general pre-approval period of twelve months from the date of each pre-approval. Any other proposed services that are to be performed by our independent auditors, not covered by or exceeding the pre-approved levels or amounts, must be specifically approved in advance.
The Audit Committee has considered and concluded that the provision by PricewaterhouseCoopers LLP of non-audit services is compatible with PricewaterhouseCoopers LLP maintaining its independence.
Unless otherwise instructed, all proxies received will be voted FOR ratification of the appointment of
PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
Vote Required
For Proposal No. 3, assuming the existence of a quorum at the Annual Meeting, the affirmative vote of a majority of the total votes properly cast for or against the proposal in person or by proxy at the Annual Meeting is required for ratification.
Abstentions will have no impact on this proposal if a quorum is present.
Axon Enterprise, Inc. | 2025 Proxy Statement | 68

OTHER MATTERS
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Statements contained in this proxy statement that are not historical are “forward-looking statements” within the meaning of
Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding our expectations, beliefs, intentions and strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Words such as “may,”
“will,” “estimate,” “project,” “plan,” “potential,” “continue,” “future,” “intend,” “expect,” “anticipate,” “believe,” “would,”
“should,” “could” and similar expressions are intended to identify forward-looking statements. However, not all forward-
looking statements contain these identifying words.
We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Many events beyond our control may determine whether results we anticipate will be achieved. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements. These factors are intended as cautionary statements for investors within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those set forth in Axon’s filings with the SEC, including the 2024 Annual Report, which accompanies this proxy statement. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.
Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Form 8-K, 10-Q and 10-K reports to the SEC. Our filings with the SEC may be accessed at the
SEC’s web site at www.sec.gov.
SHAREHOLDER PROPOSALS
To be eligible for inclusion in the Company’s proxy materials for the 2026 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to complying with the shareholder eligibility and other requirements of the SEC’s rules governing such proposals, be received not later than December 17,
2025 by the Corporate Secretary of the Company at the Company’s principal executive offices, 17800 North 85th Street,
Scottsdale, Arizona 85255.
Shareholders may bring business before an annual meeting of shareholders that is not submitted for inclusion in the
Company’s proxy materials pursuant to the process set forth above (including the nomination of any person to be elected as a director) only if the shareholder proceeds in compliance with the Company’s Bylaws. For business to be properly brought before an annual meeting of shareholders by a shareholder that is not submitted for inclusion in the Company’s proxy materials (including the nomination of any person to be elected as a director), shareholders are advised to review the
Company’s Bylaws as they contain requirements with respect to advance notice of proposed business. To be timely, in accordance with the Company’s Bylaws, notice must be delivered to the Corporate Secretary of the Company in proper written form not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any such shareholder proposal or director nomination must be received between January 29, 2026 and February 28, 2026 for the 2026 Annual Meeting of Shareholders. In the event that the date of the 2026 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after May 29, 2025, notice by the shareholder, to be timely, must be so delivered no later than the close of business on the 90th day prior to the date of the 2026 Annual
Meeting of Shareholders and the 10th day following the day on which public announcement of the date of the 2026 Annual
Meeting of Shareholders is first made by the Company. In addition to satisfying the foregoing advance notice deadlines and information requirements set forth in the Company’s Bylaws, any shareholder intending to submit a nomination for director to the Board other than the Company’s nominees must comply with the additional requirements prescribed by Rule 14a-19 under the Exchange Act.
Axon Enterprise, Inc. | 2025 Proxy Statement | 69

The presiding officer at any annual meeting will determine whether any matter was properly brought before the meeting in accordance with the above provisions. If the presiding officer should determine that any matter has not been properly brought before the meeting, he or she will so declare at the meeting and any such matter will not be considered or acted upon.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement and 2024 Annual Report may have been sent to multiple shareholders in a shareholder’s household. The Company will promptly deliver a separate copy of either document to any shareholder who contacts the Company’s investor relations department at 17800 North 85th Street, Scottsdale,
Arizona 85255, phone number (480) 515-6330, requesting such copies. If a shareholder is receiving multiple copies of this proxy statement and 2024 Annual Report at the shareholder’s household and would like to receive a single copy of the proxy statement and annual report for a shareholder’s household in the future, shareholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement and annual report.
A copy of the Company’s 2024 Annual Report is available to shareholders without charge upon request to: Investor
Relations, Axon Enterprise, Inc., 17800 North 85th Street, Scottsdale, Arizona 85255.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 29, 2025
The proxy materials for the Company’s Annual Meeting of Shareholders, including the 2024 Annual Report and this proxy statement, are available over the Internet by accessing the investor relations page of the Company’s website at http://
investor.axon.com. Other information on the Company’s website does not constitute part of the Company’s proxy materials.

By Order of the Board of Directors,

/s/ ISAIAH FIELDS

Isaiah Fields
Corporate Secretary

April 16, 2025
Axon Enterprise, Inc. | 2025 Proxy Statement | 70

Reconciliation of Non-GAAP Measures
(in thousands)
To supplement our financial results presented in accordance with accounting principles generally accepted in the United
States (“GAAP”), we present the non-GAAP financial measures of EBITDA and Adjusted EBITDA as defined below.
Management uses these non-GAAP financial measures in making operating decisions, allocating financial resources and evaluating our performance in comparison to prior periods. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance, and when planning and forecasting our future periods. A reconciliation of GAAP to the non-GAAP financial measures are presented below.
•EBITDA (most comparable GAAP measure: Net income) – Earnings before interest expense, investment interest income, income taxes, depreciation and amortization.
•Adjusted EBITDA (most comparable GAAP measure: Net income) – Earnings before interest expense;
investment interest income; income taxes; depreciation; amortization; noncash stock-based compensation expense;
fair value adjustments related to strategic investments and marketable securities; transaction and integration costs related to strategic investments and acquisitions including adjustments related to the foreign currency impact of acquired intercompany balances that were unsettled as of the reporting date and plan to be settled in the near term;
inventory step-up amortization related to acquisitions; certain litigation costs and recoveries related to (1) antitrust cases we consider to be non-recurring and outside of our core operating results and (2) litigation matters for acquired companies that were unresolved at the date of the acquisition; and other unusual, non-recurring pre-tax items that are not considered representative of our underlying operating performance (listed in the tables below).
•Adjusted EBITDA margin (most comparable GAAP measure: Net income margin) – Adjusted EBITDA as a percentage of Net sales. Adjusted EBITDA and Adjusted EBITDA margin reconcile to Net income and Net income margin, respectively.
Axon Enterprise, Inc. | 2025 Proxy Statement | 71

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net income	$377,034	$175,783	$146,930	$(56,339)	$(1,724)
Depreciation and amortization	56,815	32,638	24,381	18,694	12,475
Interest expense	7,098	6,995	488	28	55
Investment interest income	(43,693)	(49,107)	(4,782)	(1,511)	(4,086)
Provision for (benefit from) income taxes	4,470	(18,722)	49,308	(80,062)	(4,567)
EBITDA	$401,724	$147,587	$216,325	$(119,190)	$2,153

Non-GAAP adjustments:
Stock-based compensation expense	382,604	131,358	106,176	303,331	133,572
Unrealized (gain) loss on strategic investments and marketable securities, net	(192,067)	41,785	(98,943)	(23,035)	(2,055)
Realized gain on previously held minority interest, net	(91,150)	—	—	—	—
Transaction and integration costs related to strategic investments and acquisitions	15,249	4,501	2,368	2,068	1,032
Loss on disposal, abandonment, and impairment of property, equipment and intangible assets, net	—	317	5,562	238	2,042
Loss recoveries	—	(3,404)	—	—	—
Inventory step-up amortization	609	—	—	—	—
Litigation costs and related recoveries	1,761	241	545	741	19,064
Payroll taxes related to 2019 XSPP vesting and 2018 CEO Performance Award option exercises	2,645	9,011	—	18,933	—
Adjusted EBITDA	$521,375	$331,396	$232,033	$183,086	$155,808

Net sales	2,082,526	1,560,699	1,187,143	865,638	681,003
Net income as a percentage of net sales	18.1%	11.3%	12.4%	(6.5)%	(0.3)%
Adjusted EBITDA margin (adjusted EBITDA as a percentage of net sales)	25.0%	21.2%	19.5%	21.2%	22.9%

AXON ENTERPRISE, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 28, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AXON2025**

You may attend the Annual Shareholder Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 28, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70437-P25953

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AXON ENTERPRISE, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

1. Election of ten directors of the Company named in the proxy statement.

Nominees:	**For**	**Against**	**Abstain**
A. Erika Ayers Badan	☐	☐	☐
B. Adriane Brown	☐	☐	☐
C. Julie Cullivan	☐	☐	☐
D. Michael Garnreiter	☐	☐	☐
E. Caitlin Kalinowski	☐	☐	☐
F. Matthew McBrady	☐	☐	☐
G. Hadi Partovi	☐	☐	☐
H. Graham Smith	☐	☐	☐
I. Patrick Smith	☐	☐	☐
J. Jeri Williams	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Proposal No. 2 requests that shareholders vote to approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
3. Proposal No. 3 requests that shareholders vote to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V70438-P25953

AXON ENTERPRISE, INC.
Annual Meeting of Shareholders
May 29, 2025 1:00 PM Pacific Time
Via the Internet at www.virtualshareholdermeeting.com/AXON2025
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Patrick Smith and Isaiah Fields, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AXON ENTERPRISE, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM (Pacific Time) on May 29, 2025 or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side